                                                              EXHIBIT (a)(1)(ii)

                                   VAN KAMPEN
                                SENIOR LOAN FUND

                           OFFER TO PURCHASE FOR CASH
             A PORTION OF ITS ISSUED AND OUTSTANDING COMMON SHARES
                 AT NET ASSET VALUE PER CLASS OF COMMON SHARES

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT EASTERN TIME ON FRIDAY, OCTOBER 17, 2003, UNLESS THE OFFER IS EXTENDED. TO ENSURE PROCESSING OF YOUR REQUEST, A LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE OF IT (TOGETHER WITH ANY CERTIFICATES FOR COMMON SHARES AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE DEPOSITARY (AS DEFINED BELOW) ON OR BEFORE OCTOBER 17, 2003.

To the Holders of Common Shares of
VAN KAMPEN SENIOR LOAN FUND:

     Van Kampen Senior Loan Fund (the "Fund"), formerly known as Van Kampen Prime Rate Income Trust, is offering to purchase a portion of its common shares of beneficial interest, par value of $0.01 per share, which are offered in two classes of shares designated as Class B Shares (shares of the Fund issued before June 13, 2003 have been redesignated as Class B Shares) and Class C Shares (collectively, the "Common Shares"), at a price (the "Purchase Price") equal to the respective net asset value per class of Common Shares ("NAV") determined as of 5:00 P.M. Eastern Time on the Expiration Date (as defined herein). The tendering, acceptance and withdrawal of tenders are subject to the terms and conditions set forth in this Offer to Purchase and the related Letter of Transmittal (which together constitute the "Offer"). The Offer is scheduled to terminate as of 12:00 Midnight Eastern Time on October 17, 2003, unless extended by action of the Fund's Board of Trustees. An Early Withdrawal Charge (as defined in Section 3) will be imposed on most Class B Shares and Class C Shares accepted for payment that have been held for less than five years and one year, respectively. The Common Shares are not currently traded on an established trading market. The purpose of the Offer is to attempt to provide liquidity to shareholders since the Fund is unaware of any secondary market which exists for the Common Shares. The NAV on September 5, 2003 was $8.36 for Class B Shares and $8.35 for Class C Shares. You can obtain current NAV quotations from Van Kampen Funds Inc. ("VK") by calling (800) 341-2911 between the hours of 7:00 A.M. and 7:00 P.M. Central Time, Monday through Friday, except holidays. See Section 9.

     If more than the authorized percentage of Common Shares are duly tendered prior to the expiration of the Offer, the Fund presently intends to (subject to the condition that there have been no changes in the factors originally considered by the Board of Trustees when it determined to make the Offer and the other conditions set forth in Section 6), but is under no obligation to, extend the Offer period, if necessary, and increase the number of Common Shares that the Fund is offering to purchase to an amount which it believes will be sufficient to accommodate the excess Common Shares tendered as well as any Common Shares tendered during the extended Offer period, or purchase the authorized percentage of Common Shares (or such greater number of Common Shares sought) on a pro rata basis.

            THIS OFFER IS BEING MADE TO ALL SHAREHOLDERS OF THE FUND
                 AND IS NOT CONDITIONED UPON ANY MINIMUM NUMBER
                        OF COMMON SHARES BEING TENDERED.

          THIS OFFER IS SUBJECT TO CERTAIN CONDITIONS. SEE SECTION 6.

                                                                  56 SLT006-9/03

                               SUMMARY TERM SHEET

THIS SUMMARY HIGHLIGHTS CERTAIN INFORMATION IN THIS OFFER TO PURCHASE. YOU SHOULD CAREFULLY READ THE ENTIRE OFFER TO PURCHASE AND RELATED LETTER OF TRANSMITTAL FOR A MORE COMPLETE DESCRIPTION OF THE TERMS AND CONDITIONS OF THE OFFER, AND TO FULLY UNDERSTAND THESE TERMS AND CONDITIONS.

 The Fund                 The Fund is a non-diversified, closed-end management
                          investment company organized as a Massachusetts business
                          trust. The Fund seeks to provide a high level of current
                          income, consistent with preservation of capital. The Fund
                          seeks to achieve its investment objective by investing
                          primarily in adjustable rate senior loans. As of September
                          5, 2003, the Fund had net assets of approximately $2.1
                          billion and had issued and outstanding approximately
                          226,949,441 Class B Shares and 30,112,855 Class C Shares. As
                          of September 5, 2003, the Fund's NAV was $8.36 for Class B
                          Shares and $8.35 for Class C Shares. For additional
                          information about the Fund, see Sections 9, 10, 13 and 14.
 The Offer                The Fund is offering to purchase for cash at the Purchase
                          Price up to 20% of the aggregate of its issued and
                          outstanding Common Shares which are properly tendered and
                          accepted for payment prior to the Expiration Date of the
                          Offer. The tendering, acceptance and withdrawal of tenders are subject to the terms and conditions set forth in this
                          Offer to Purchase and the related Letter of Transmittal. See
                          Sections 1, 2, 5 and 6. An early withdrawal charge will be imposed on most Class B Shares and Class C Shares accepted for payment that have been held for less than five years and one year, respectively. See Section 3.
 Purpose of the Offer     The purpose of this Offer is to attempt to provide liquidity to the holders of Common Shares. The Fund currently does not believe that an active secondary market for its Common
                          Shares exists or is likely to develop, and therefore the
                          Trustees consider each quarter making a tender offer to
                          purchase Common Shares at the respective NAV per class of
                          Common Shares to attempt to provide liquidity to the holders of Common Shares. There can be no assurance that this Offer will provide sufficient liquidity to all holders of Common
                          Shares that desire to sell their Common Shares or that the
                          Fund will make any such tender offer in the future. The
                          Trustees may terminate the Offer, amend its terms, reject
                          Common Shares tendered for payment or postpone payment if, during the tender period, certain events occur which the
                          Trustees consider make it inadvisable to proceed with the
                          Offer. See Sections 6, 7, 11 and 16.
 The Purchase Price       The purchase price is equal to the respective NAV per class of Common Shares determined as of 5:00 P.M. Eastern Time on the Expiration Date. See Section 1. The cost of purchasing all of the authorized percentage of Common Shares pursuant to the Offer would be approximately $429,747,932 (estimated based on the Fund's net assets as of September 5, 2003). The
                          Fund anticipates that cash necessary to purchase any Common
                          Shares acquired pursuant to the Offer will first be derived from cash on hand, such as proceeds from sales of new Common
                          Shares of the Fund and specified payments of principal or
                          interest from the senior loans in the Fund's portfolio, and then from the proceeds from the sale of cash equivalents
                          held by the Fund. The Fund also may borrow amounts, if
                          necessary, pursuant to a credit agreement which has been
                          established to provide the Fund with additional liquidity
                          for its tender offers. See Section 12.
 The Expiration Date      The Offer is scheduled to terminate as of 12:00 Midnight
                          Eastern Time on October 17, 2003, unless extended by action of the Fund's Board of Trustees. The later of October 17,
                          2003 or the latest time and date to which the Offer is
                          extended is the "Expiration Date." If the Expiration Date is extended, the Fund will make a public announcement of the
                          new Expiration Date. See Sections 1 and 16.
 Tendering Common Shares  Shareholders seeking to tender their Common Shares pursuant to the Offer must send to the Fund's depositary on or before the Expiration Date a properly completed and executed Letter of Transmittal (or manually signed facsimile thereof),
                          Common Share certificates (if applicable) and any other
                          documents required by the Letter of Transmittal. See Section
                          3.
 Withdrawing Tenders      Shareholders seeking to withdraw their tender of Common
                          Shares must send to the Fund's depositary a written,
                          telegraphic, telex or facsimile transmission notice of
                          withdrawal that specifies the name of the person withdrawing a tender of Common Shares, the number of Common Shares to be withdrawn and, if certificates representing such Common
                          Shares have been delivered or otherwise identified to the
                          depositary, the name of the registered holder(s) of such
                          Common Shares. Shareholders may withdraw Common Shares
                          tendered at any time up to 12:00 Midnight Eastern Time on
                          the Expiration Date and, if the Common Shares have not yet been accepted for payment by the Fund, at any time after
                          12:00 Midnight Eastern time on November 17, 2003. See
                          Section 4.

                                   IMPORTANT

     If you desire to tender all or any portion of your Common Shares, you should either (1) complete and sign the Letter of Transmittal and mail or deliver it along with any Common Share certificate(s) and any other required documents to Van Kampen Investor Services Inc. (the "Depositary") or (2) request your broker, dealer, commercial bank, trust company or other nominee to effect the transaction for you. If your Common Shares are registered in the name of a broker, dealer, commercial bank, trust company or other nominee, you must contact such broker, dealer, commercial bank, trust company or other nominee if you desire to tender your Common Shares.

     NEITHER THE FUND NOR ITS BOARD OF TRUSTEES MAKES ANY RECOMMENDATION TO ANY SHAREHOLDER AS TO WHETHER TO TENDER OR REFRAIN FROM TENDERING ANY OR ALL OF SUCH SHAREHOLDER'S COMMON SHARES. SHAREHOLDERS ARE URGED TO EVALUATE CAREFULLY ALL INFORMATION IN THE OFFER, CONSULT THEIR OWN INVESTMENT AND TAX ADVISERS AND MAKE THEIR OWN DECISIONS WHETHER TO TENDER COMMON SHARES AND, IF SO, HOW MANY COMMON SHARES TO TENDER.

     NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY RECOMMENDATION ON BEHALF OF THE FUND AS TO WHETHER SHAREHOLDERS SHOULD TENDER COMMON SHARES PURSUANT TO THE OFFER. NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THE OFFER OTHER THAN THOSE CONTAINED HEREIN OR IN THE RELATED LETTER OF TRANSMITTAL. IF GIVEN OR MADE, SUCH RECOMMENDATION AND SUCH INFORMATION AND REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND.

     Questions and requests for assistance may be directed to VK at the address and telephone number set forth below. Requests for additional copies of this Offer to Purchase and the related Letter of Transmittal should be directed to VK.

September 19, 2003                                   VAN KAMPEN SENIOR LOAN FUND

Van Kampen Funds Inc.                                    Depositary: Van Kampen Investor Services Inc.
1 Parkview Plaza                                         By Regular Mail:
P.O. Box 5555                                            Van Kampen Investor Services Inc.
Oakbrook Terrace, IL 60181-5555                          P.O. Box 947
(800) 341-2911                                           Jersey City, NJ 07303-0947
                                                         Attn: Van Kampen
                                                               Senior Loan Fund
                                                         By Certified, Registered,
                                                         Overnight Mail or Courier:
                                                         Van Kampen Investor Services Inc.
                                                         Harborside Financial Center
                                                         Plaza Two, 2nd Floor
                                                         Jersey City, NJ 07311-3977
                                                         Attn: Van Kampen
                                                               Senior Loan Fund

                               TABLE OF CONTENTS

SECTION                                                                 PAGE
-------                                                                 ----
   1.     Price; Number of Common Shares..............................     5
   2.     Procedure for Tendering Common Shares.......................     5
   3.     Early Withdrawal Charge.....................................     7
   4.     Withdrawal Rights...........................................     9
   5.     Payment for Shares Tendered.................................     9
   6.     Certain Conditions of the Offer.............................    10
   7.     Purpose of the Offer........................................    10
   8.     Plans or Proposals of the Fund..............................    11
   9.     Price Range of Common Shares; Dividends.....................    11
  10.     Interest of Trustees and Executive Officers; Transactions
          and Arrangements Concerning the Common Shares...............    11
  11.     Certain Effects of the Offer................................    12
  12.     Source and Amount of Funds..................................    12
  13.     Certain Information about the Fund..........................    14
  14.     Additional Information......................................    15
  15.     Certain Federal Income Tax Consequences.....................    15
  16.     Extension of Tender Period; Termination; Amendments.........    16
  17.     Miscellaneous...............................................    16
EXHIBIT A: Financial Statements
          Unaudited financial statements for the six-month period
          ended January 31, 2003......................................   A-1
          Audited financial statements for the fiscal year ended July
          31, 2002....................................................  A-36

     1. PRICE; NUMBER OF COMMON SHARES. The Fund will, upon the terms and subject to the conditions of the Offer, accept for payment (and thereby purchase) up to 20% of the aggregate of its issued and outstanding Common Shares which are properly tendered (and not withdrawn in accordance with Section 4) prior to 12:00 Midnight Eastern Time on October 17, 2003 (such time and date being hereinafter called the "Initial Expiration Date"). The Fund reserves the right to extend the Offer. See Section 16. The later of the Initial Expiration Date or the latest time and date to which the Offer is extended is hereinafter called the "Expiration Date." The Purchase Price of the Common Shares will be the respective NAV per class of Common Shares determined as of 5:00 P.M. Eastern Time on the Expiration Date. The NAV on September 5, 2003 was $8.36 for Class B Shares and $8.35 for Class C Shares. You can obtain current NAV quotations from VK by calling (800) 341-2911 between the hours of 7:00 A.M. and 7:00 P.M. Central Time, Monday through Friday, except holidays. Shareholders tendering Common Shares remain entitled to receive dividends declared on such shares up to the settlement date of the Offer. See Section 9. The Fund will not pay interest on the Purchase Price under any circumstances. An Early Withdrawal Charge will be imposed on most Class B Shares and Class C Shares accepted for payment that have been held for less than five years and one year, respectively. See Section 3.

     The Offer is being made to all shareholders of the Fund and is not conditioned upon any minimum number of Common Shares being tendered. If the number of Common Shares properly tendered prior to the Expiration Date and not withdrawn is less than or equal to the authorized percentage of Common Shares (or such greater number of Common Shares as the Fund may elect to purchase pursuant to the Offer), the Fund will, upon the terms and subject to the conditions of the Offer, purchase all Common Shares so tendered. If more than the authorized percentage of Common Shares are duly tendered prior to the expiration of the Offer and not withdrawn, the Fund presently intends to, subject to the condition that there have been no changes in the factors originally considered by the Board of Trustees when it determined to make the Offer and the other conditions set forth in Section 6, but is not obligated to, extend the Offer period, if necessary, and increase the number of Common Shares that the Fund is offering to purchase to an amount which it believes will be sufficient to accommodate the excess Common Shares tendered as well as any Common Shares tendered during the extended Offer period or purchase the authorized percentage of Common Shares (or such greater number of Common Shares sought) on a pro rata basis.

     On September 5, 2003, there were approximately 226,949,441 Class B Shares and 30,112,855 Class C Shares issued and outstanding, and there were approximately 71,357 holders of record of Class B Shares and 8,425 holders of record of Class C Shares. Class B Shares and Class C Shares are considered to be a single class of shares for purposes of allocating among tenders under the Offer. Except as may otherwise be set forth in Section 10 below, the Fund is not aware of any Common Shares to be purchased from any officers, trustees or affiliates of the Fund pursuant to the Offer.

     The Fund reserves the right, in its sole discretion, at any time or from time to time, to extend the period of time during which the Offer is open by giving oral or written notice of such extension to the Depositary and making a public announcement thereof. See Section 16. There can be no assurance, however, that the Fund will exercise its right to extend the Offer. If the Fund decides, in its sole discretion, to increase (except for any increase not in excess of 2% of the outstanding Common Shares) or decrease the number of Common Shares being sought and, at the time that notice of such increase or decrease is first published, sent or given to holders of Common Shares in the manner specified below, the Offer is scheduled to expire at any time earlier than the tenth business day from the date that such notice is first so published, sent or given, the Offer will be extended at least until the end of such ten business day period.

     2. PROCEDURE FOR TENDERING COMMON SHARES.

     Proper Tender of Common Shares. Except as otherwise set forth under the heading "Procedures for Selling Group Members" below, for Common Shares to be properly tendered pursuant to the Offer, a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees, any certificates for such Common Shares and any other documents required by the Letter of Transmittal, must be received on or before the Expiration Date by the Depositary at its address set forth on page 3 of this Offer to Purchase.

     It is a violation of Section 14(e) of the Securities and Exchange Act of 1934 (the "Exchange Act"), and Rule 14e-4 promulgated thereunder, for a person to tender Common Shares in a partial tender offer for such person's own account unless at the time of tender and until such time as the securities are accepted for payment the person so tendering has a net long position equal to or greater than the amount tendered in (i) the Common Shares and will deliver or cause to be delivered such shares for purposes of tender to the Fund prior to or on the Expiration Date or (ii) an equivalent security and, upon the acceptance of his or her tender will acquire the Common Shares by conversion, exchange, or exercise of such equivalent security to the extent required by the terms of the Offer, and will deliver or cause to be delivered the Common Shares so acquired for the purpose of tender to the Fund prior to or on the Expiration Date.

     Section 14(e) of the Exchange Act and Rule 14e-4 provide a similar restriction applicable to the tender or guarantee of a tender on behalf of another person.

     The acceptance of Common Shares by the Fund for payment will constitute a binding agreement between the tendering shareholder and the Fund upon the terms and subject to the conditions of the Offer, including the tendering shareholder's representation that (i) such shareholder has a net long position in the Common Shares being tendered within the meaning of Rule 14e-4 promulgated under the Exchange Act and (ii) the tender of such Common Shares complies with Rule 14e-4.

     Signature Guarantees and Method of Delivery. Signatures on the Letter of Transmittal are not required to be guaranteed unless (1) the proceeds for the tendered Common Shares will amount to more than $100,000, (2) the Letter of Transmittal is signed by someone other than the registered holder of the Common Shares tendered therewith or (3) payment for tendered Common Shares is to be sent to a payee other than the registered owner of such Common Shares and/or to an address other than the registered address of the registered owner of the Common Shares. In those instances, all signatures on the Letter of Transmittal must be guaranteed by a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank (an "Eligible Institution"). A signature guarantee may not be obtained from a notary public. If Common Shares are registered in the name of a person or persons other than the signer of the Letter of Transmittal or (a) if payment is to be made to, (b) unpurchased Common Shares (see Sections 1 and 6) are to be registered in the name of or (c) any certificates for unpurchased Common Shares are to be returned to any person other than the registered owner, then the Letter of Transmittal and, if applicable, the tendered Common Share certificates must be endorsed or accompanied by appropriate authorizations, in either case signed exactly as such name or names appear on the registration of the Common Shares with the signatures on the certificates or authorizations guaranteed by an Eligible Institution. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, other legal documents will be required. See Instructions 1 and 4 of the Letter of Transmittal.

     Payment for Common Shares tendered and accepted for payment pursuant to the Offer will be made only after receipt by the Depositary on or before the Expiration Date of a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other documents required by the Letter of Transmittal. If your Common Shares are evidenced by certificates, those certificates must be received by the Depositary on or prior to the Expiration Date.

     THE METHOD OF DELIVERY OF ANY DOCUMENTS, INCLUDING CERTIFICATES FOR COMMON SHARES, IS AT THE ELECTION AND RISK OF THE PARTY TENDERING COMMON SHARES. IF DOCUMENTS ARE SENT BY MAIL, IT IS RECOMMENDED THAT THEY BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED.

     Procedures for Selling Group Members. If you are a selling group member, in order for you to tender any Common Shares pursuant to the Offer, you may place a confirmed wire order with VK. All confirmed wire orders used to tender Common Shares pursuant to this Offer must be placed on the Expiration Date only (wire orders placed on any other date will not be accepted by the Fund). Common Shares tendered by a wire order are deemed to be tendered when VK receives the order but subject to the condition subsequent that the settlement instructions, including (with respect to tendered Common Shares for which the selling group member is not the registered owner) a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), any other documents required by the Letter of Transmittal and any

Common Share certificates, are received by the Depository within three New York Stock Exchange trading days after receipt by VK of such order.

     Determinations of Validity. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tenders will be determined by the Fund, in its sole discretion, whose determination shall be final and binding. The Fund reserves the absolute right to reject any or all tenders determined by it not to be in appropriate form or the acceptance of or payment for which may, in the opinion of the Fund's counsel, be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Offer or any defect in any tender with respect to any particular Common Share(s) or any particular shareholder, and the Fund's interpretations of the terms and conditions of the Offer will be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such times as the Fund shall determine. Tendered Common Shares will not be accepted for payment unless the defects or irregularities have been cured within such time or waived. Neither the Fund, VK, the Depositary nor any other person shall be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give such notice.

     Federal Income Tax Withholding. The Depositary will withhold 30% of the gross payments payable to a Non-U.S. Shareholder (as defined below) unless the Non-U.S. Shareholder has provided to the Depositary a form on which it claims eligibility for a reduced rate of withholding or establishes an exemption from withholding. For this purpose, a Non-U.S. Shareholder, in general, is a shareholder that is not (i) a citizen or resident of the United States, (ii) a corporation or partnership created or organized under the laws of the United States or any state thereof, (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source or (iv) a trust whose administration is subject to the primary jurisdiction of a United States court and which has one or more United States fiduciaries who have the authority to control all substantial decisions of the trust. To claim tax treaty benefits, Non-U.S. Shareholders will be required to provide the Depositary with a properly completed Internal Revenue Service ("IRS") Form W-8BEN certifying their entitlement thereto. In addition, in certain cases where payments are made to a Non-U.S. Shareholder that is a partnership or other pass-through entity, persons holding an interest in the entity will need to provide the required certification. For example, an individual Non-U.S. Shareholder who holds shares in the Fund through a non-United States partnership must provide an IRS Form W-8BEN to the Depositary to claim the benefits of an applicable tax treaty. The Depositary will determine a shareholder's status as a Non-U.S. Shareholder and eligibility for a reduced rate of, or an exemption from, withholding by reference to the Form W-8BEN or other appropriate Form W-8 provided by the Non-U.S. Shareholder unless facts and circumstances indicate that reliance is not warranted. A Non-U.S. Shareholder may be eligible to obtain a refund of tax withheld if such shareholder meets one of the three tests for capital gain or loss treatment described in Section 15 or is otherwise able to establish that no tax or a reduced amount of tax was due.

     To prevent backup federal income tax withholding of a percentage of the gross payments made pursuant to the Offer, each shareholder (other than a Non-U.S. Shareholder) who has not previously submitted a Form W-9 to the Fund or does not otherwise establish an exemption from such withholding must notify the Depositary of such shareholder's correct taxpayer identification number (or certify that such taxpayer is awaiting a taxpayer identification number) and provide certain other information by completing the Form W-9 enclosed with the Letter of Transmittal. Non-U.S. Shareholders who are resident aliens and who have not previously submitted a Form W-9, or other Non-U.S. Shareholders who have not previously submitted a Form W-8BEN or other appropriate Form W-8, to the Fund must do so in order to avoid backup withholding. Exemption from backup withholding does not exempt a Non-U.S. Shareholder from the 30% withholding described above.

     For a discussion of certain other federal income tax consequences to tendering shareholders, see Section 15.

     3. EARLY WITHDRAWAL CHARGE. The Depositary will impose an early withdrawal charge (the "Early Withdrawal Charge") on most Class B Shares and Class C Shares accepted for payment which have been held less than five years and one year, respectively. The Early Withdrawal Charge will be imposed on a number of Common Shares accepted for payment from a record holder of Common Shares the value of which exceeds the aggregate value at the time the tendered Common Shares are accepted for payment of (a) all Common Shares owned by such holder that were purchased more than five years for Class B Shares or more than one year for Class C Shares prior to such acceptance, (b) all Common Shares owned by such holder that were acquired through reinvestment of distributions and (c) the increase, if any, of value of all other Common Shares owned by such holder (namely, those purchased within the five years for Class B Shares or more than one year for Class C Shares preceding acceptance for payment) over the purchase price of such Common Shares. The Early Withdrawal Charge will be paid to VK on behalf of the holder of the Common Shares. In determining whether an Early Withdrawal Charge is payable, Common Shares accepted for payment pursuant to the Offer shall be deemed to be those Common Shares purchased earliest by the shareholder. Any Early Withdrawal Charge which is required to be imposed will be made in accordance with the following schedule:

CLASS B SHARES
YEAR OF REPURCHASE                                     CLASS B SHARES
AFTER PURCHASE                                     EARLY WITHDRAWAL CHARGE
------------------                                 -----------------------
First............................................           3.0%
Second...........................................           2.5%
Third............................................           2.0%
Fourth...........................................           1.5%
Fifth............................................           1.0%
Sixth and following..............................           0.0%

CLASS C SHARES
YEAR OF REPURCHASE                                     CLASS C SHARES
AFTER PURCHASE                                     EARLY WITHDRAWAL CHARGE
------------------                                 -----------------------
First............................................           1.0%
Second and following.............................           0.0%

     Exchanges. Tendering shareholders may elect to have the Depositary invest the cash proceeds from the tender of Common Shares of the Fund in the same class of contingent deferred sales charge shares of certain open-end investment companies advised by either Van Kampen Investment Advisory Corp. or Van Kampen Asset Management Inc. and distributed by VK (such funds are collectively referred to herein as the "VK Funds"), subject to certain limitations, at the net asset value of the shares of the respective VK Fund (or VK Funds) selected by the tendering shareholder on the date the Fund accepts for payment the Common Shares tendered. See Section 5 regarding acceptance and payment of proceeds for Common Shares tendered. The Early Withdrawal Charge will be waived for Common Shares tendered pursuant to this election; however, such shares of the VK Fund immediately become subject to a contingent deferred sales charge schedule equivalent to the Early Withdrawal Charge schedule of the Fund. Thus, shares of such VK Funds may be subject to a contingent deferred sales charge upon a subsequent redemption from the VK Funds. The purchase of shares of such VK Fund will be deemed to have occurred at the time of the purchase of the Common Shares of the Fund for calculating the applicable contingent deferred sales charge.

     The prospectus for each VK Fund describes its investment objectives and policies. Shareholders should obtain a VK Fund's prospectus and should consider the VK Fund's objectives and policies carefully before making the election described above. Shareholders can obtain a prospectus for a VK Fund without charge by calling (800) 341-2911. Tendering shareholders may purchase shares of a VK Fund only if shares of such VK Fund are available for sale. An exchange is still deemed to be a tender of Common Shares causing a taxable event and may result in a taxable gain or loss for tendering shareholders. Please consult your tax adviser regarding the tax consequences of any exchange.

     A shareholder may make the election described above by completing the appropriate section on the Letter of Transmittal or by giving proper instructions to the shareholder's broker or dealer. Although this election to purchase shares of a VK Fund has been made available as a convenience to the Fund's shareholders, neither the Fund nor its Board of Trustees makes any recommendation as to whether shareholders should invest in shares of another VK Fund. VK Funds may offer certain shareholder services to investors that are not available to investors of the Fund. These shareholder services (including certain purchase, redemption or exchange privileges) are described in the VK Fund's prospectus. In order to use certain shareholder services on your VK Fund share account, a signature guarantee form will be required for such account. Shareholders may access materials to establish these shareholder services, including the signature guarantee form, by calling the Client Relations Department at (800) 341-2911 or accessing applicable forms at http://www.vankampen.com by selecting the Literature section and then Download Forms.

     4. WITHDRAWAL RIGHTS. Except as otherwise provided in this Section 4, tenders of Common Shares made pursuant to the Offer will be irrevocable. You may withdraw Common Shares tendered at any time prior to 12:00 Midnight Eastern Time on the Expiration Date and, if the Common Shares have not yet been accepted for payment by the Fund, at any time after 12:00 midnight Eastern time on November 17, 2003.

     To be effective, a written, telegraphic, telex or facsimile transmission notice of withdrawal must be timely received by the Depositary at the address set forth on page 3 of this Offer to Purchase. Any notice of withdrawal must specify the name of the person having tendered the Common Shares to be withdrawn, the number of Common Shares to be withdrawn and, if certificates representing such Common Shares have been delivered or otherwise identified to the Depositary, the name of the registered holder(s) of such Common Shares as set forth in such certificates if different from the name of the person tendering the Common Shares. If certificates have been delivered to the Depositary, then, prior to the release of such certificates, you must also submit the certificate numbers shown on the particular certificates evidencing such Common Shares and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution.

     All questions as to the form and validity (including time of receipt) of notices of withdrawal will be determined by the Fund in its sole discretion, whose determination shall be final and binding. None of the Fund, VK, the Depositary or any other person is or will be obligated to give any notice of any defects or irregularities in any notice of withdrawal, and none of them will incur any liability for failure to give any such notice. Common Shares properly withdrawn shall not thereafter be deemed to be tendered for purposes of the Offer. However, withdrawn Common Shares may be retendered by following the procedures described in Section 2 prior to the Expiration Date.

     5. PAYMENT FOR SHARES TENDERED. For purposes of the Offer, the Fund will be deemed to have accepted for payment (and thereby purchased) Common Shares which are tendered and not withdrawn when, as and if it gives oral or written notice to the Depositary of its acceptance of such Common Shares for payment pursuant to the Offer.

     Payment for Common Shares purchased pursuant to the Offer will be made by depositing the aggregate purchase price therefor with the Depositary, which will act as agent for tendering shareholders for the purpose of receiving payment from the Fund and either transmitting payment directly to the tendering shareholders or, in the case of tendering shareholders electing to invest such proceeds in another VK Fund, transmitting payment directly to the transfer agent for purchase of shares of the designated VK Fund for the account of such shareholders. In all cases, payment for Common Shares accepted for payment pursuant to the Offer will be made only after timely receipt by the Depositary, as required pursuant to the Offer, of a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), any certificates representing such Common Shares, if issued, and any other required documents. Certificates for Common Shares not purchased (see Sections 1 and 6), or for Common Shares not tendered included in certificates forwarded to the Depositary, will be returned promptly following the termination, expiration or withdrawal of the Offer, without expense to the tendering shareholder.

     The Fund will pay all transfer taxes, if any, payable on the transfer to it of Common Shares purchased pursuant to the Offer. If, however, payment of the purchase price is to be made to, or (in the circumstances permitted by the Offer) if unpurchased Common Shares are to be registered in the name of any person other than the registered holder, or if tendered certificates, if any, are registered or the Common Shares tendered are held in the name of any person other than the person signing the Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such person will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. Shareholders tendering Common Shares remain entitled to receive dividends declared on such shares up to the settlement date of the Offer. The Fund will not pay any interest on the Purchase Price under any circumstances. An Early Withdrawal Charge will be imposed on most Class B Shares and Class C Shares accepted for payment that have been held for less than five years and one year, respectively. See Section 3. In addition, if certain events occur, the Fund may not be obligated to purchase Common Shares pursuant to the Offer. See Section 6.

     ANY TENDERING SHAREHOLDER OR OTHER PAYEE WHO HAS NOT PREVIOUSLY SUBMITTED A COMPLETED AND SIGNED FORM W-9 AND WHO FAILS TO COMPLETE FULLY AND SIGN THE FORM W-9 ENCLOSED WITH THE LETTER OF TRANSMITTAL MAY BE SUBJECT TO REQUIRED FEDERAL INCOME TAX WITHHOLDING OF A PERCENTAGE OF THE GROSS PROCEEDS PAID TO SUCH SHAREHOLDER OR OTHER PAYEE PURSUANT TO THE OFFER. SEE SECTION 2.

     6. CERTAIN CONDITIONS OF THE OFFER. Notwithstanding any other provision of the Offer, the Fund shall not be required to accept for payment, purchase or pay for any Common Shares tendered, and may terminate or amend the Offer or may postpone the acceptance for payment of, the purchase of and payment for Common Shares tendered, if, at any time at or before the time of purchase of any such Common Shares, any of the following events shall have occurred (or shall have been determined by the Fund to have occurred) which, in the Fund's sole judgment in any such case and regardless of the circumstances (including any action or omission to act by the Fund), makes it inadvisable to proceed with the Offer or with such purchase or payment: (1) in the reasonable judgment of the Trustees, there is not sufficient liquidity of the assets of the Fund; (2) such transactions, if consummated, would (a) impair the Fund's status as a regulated investment company under the federal income tax law (which would make the Fund a taxable entity, causing the Fund's taxable income to be taxed at the Fund level) or (b) result in a failure to comply with applicable asset coverage requirements; or (3) there is, in the Board of Trustees' reasonable judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) suspension of or limitation on prices for trading securities generally on any United States national securities exchange or in the over-the-counter market,
(c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States, (d) limitation affecting the Fund or the issuers of its portfolio securities imposed by federal or state authorities on the extension of credit by lending institutions, (e) commencement of war, significant change in armed hostilities or other international or national calamity directly or indirectly involving the United States since the commencement of the Offer or (f) other event or condition which would have a material adverse effect on the Fund or the holders of its Common Shares if the tendered Common Shares are purchased.

     The foregoing conditions are for the Fund's sole benefit and may be asserted by the Fund regardless of the circumstances giving rise to any such condition (including any action or inaction by the Fund), and any such condition may be waived by the Fund in whole or in part, at any time and from time to time in its sole discretion. The Fund's failure at any time to exercise any of the foregoing rights shall not be deemed a waiver of any such right; the waiver of any such right with respect to particular facts and circumstances shall not be deemed a waiver with respect to any other facts or circumstances; and each such right shall be deemed an ongoing right which may be asserted at any time and from time to time. Any determination by the Fund concerning the events described in this Section 6 shall be final and shall be binding on all parties.

     If the Fund determines to terminate or amend the Offer or to postpone the acceptance for payment of or payment for Common Shares tendered, it will, to the extent necessary, extend the period of time during which the Offer is open as provided in Section 16. Moreover, in the event any of the foregoing conditions are modified or waived in whole or in part at any time, the Fund will promptly make a public announcement of such waiver and may, depending on the materiality of the modification or waiver, extend the Offer period as provided in Section 16.

     7. PURPOSE OF THE OFFER. The Fund currently does not believe that an active secondary market for its Common Shares exists or is likely to develop. In recognition of the possibility that a secondary market may not develop for the Common Shares of the Fund, or, if such a market were to develop, the Common Shares might trade at a discount, the Trustees have determined that it would be in the best interest of its shareholders for the Fund to take action to attempt to provide liquidity to shareholders. To that end, the Trustees presently intend each quarter to consider making a tender offer to purchase Common Shares at the respective NAV per class of Common Shares. The purpose of this Offer is to attempt to provide liquidity to the holders of Common Shares. There can be no assurance that this Offer will provide sufficient liquidity to all holders of

Common Shares that desire to sell their Common Shares or that the Fund will make any such tender offer in the future.

     NEITHER THE FUND NOR ITS BOARD OF TRUSTEES MAKES ANY RECOMMENDATION TO ANY SHAREHOLDER AS TO WHETHER TO TENDER OR REFRAIN FROM TENDERING ANY OR ALL OF SUCH SHAREHOLDER'S COMMON SHARES AND HAS NOT AUTHORIZED ANY PERSON TO MAKE ANY SUCH RECOMMENDATION. SHAREHOLDERS ARE URGED TO EVALUATE CAREFULLY ALL INFORMATION IN THE OFFER, CONSULT THEIR OWN INVESTMENT AND TAX ADVISERS AND MAKE THEIR OWN DECISIONS WHETHER TO TENDER COMMON SHARES AND, IF SO, HOW MANY COMMON SHARES TO TENDER.

     8. PLANS OR PROPOSALS OF THE FUND. Except as set forth in this Section 8, the Fund has no present plans or proposals which relate to or would result in any extraordinary transaction such as a merger, reorganization or liquidation involving the Fund; any purchase, sale or transfer of a material amount of assets of the Fund other than in its ordinary course of business; any material changes in the Fund's present capitalization (except as resulting from the Offer or otherwise set forth herein); or any other material changes in the Fund's structure or business.

     The Fund's fundamental investment policies and restrictions give the Fund the flexibility to pursue its investment objective through a fund structure commonly known as a "master-feeder" structure. If the Fund converts to a master-feeder structure, the existing shareholders of the Fund would continue to hold their shares of the Fund and the Fund would become a feeder-fund of the master-fund. The value of a shareholder's shares would be the same immediately after any conversion as the value immediately before such conversion. Use of this master-feeder structure potentially would result in increased assets invested among the collective investment vehicle of which the Fund would be a part, thus allowing operating expenses to be spread over a larger asset base, potentially achieving economies of scale. The Fund's Board of Trustees presently does not intend to affect any conversion to a master-feeder structure.

     9. PRICE RANGE OF COMMON SHARES; DIVIDENDS. The NAV for Class B Shares of the Fund from September 5, 2001 through September 5, 2003 ranged from a high of $8.66 to a low of $7.65 (shares of the Fund issued before June 13, 2003 have been redesignated as Class B Shares). The NAV for Class C Shares of the Fund from June 13, 2003 through September 5, 2003 ranged from a high of $8.35 to a low of $8.16. On September 5, 2003, the NAV was $8.36 for Class B Shares and $8.35 for Class C Shares. You can obtain current NAV quotations from VK by calling (800) 341-2911 between the hours of 7:00 A.M. and 7:00 P.M. Central Time, Monday through Friday, except holidays. NAV quotes also may be obtained through the ICI Pricing Service which is released each Friday evening and published by the Dow Jones Capital Markets Wire Service on each Friday; published in the New York Times on each Saturday; published in the Chicago Tribune on each Sunday; and published weekly in Barron's magazine. The Fund offers and sells its Common Shares to the public on a continuous basis through VK as principal underwriter. The Fund is not aware of any secondary market trading for the Common Shares. Dividends on the Common Shares are declared daily and paid monthly. Shareholders tendering Common Shares remain entitled to receive dividends declared on such Common Shares up to the settlement date of the Offer.

     10. INTEREST OF TRUSTEES AND EXECUTIVE OFFICERS; TRANSACTIONS AND ARRANGEMENTS CONCERNING THE COMMON SHARES. Except as set forth in this Section 10, as of September 5, 2003, the trustees and executive officers of the Fund as a group beneficially owned no Common Shares. As of September 5, 2003, Wayne W. Whalen, a trustee of the Fund, owned 2,232 Class B Shares. The Fund is not aware of any Common Shares to be purchased from any officer, trustee or affiliate of the Fund pursuant to the Offer.

     Except as set forth in this Section 10, based upon the Fund's records and upon information provided to the Fund by its trustees, executive officers and affiliates (as such term is used in the Securities Exchange Act of 1934), neither the Fund nor, to the best of the Fund's knowledge, any of the trustees or executive officers of the Fund, nor any affiliates of any of the foregoing, has effected any transactions in the Common Shares during the sixty day period prior to the date hereof. Wayne W. Whalen acquired 13 Class B Shares since July 21, 2003 (sixty days prior to the date hereof) through the reinvestment of dividends as described in the Fund's prospectus.

     Except as set forth in this Offer to Purchase, neither the Fund nor, to the best of the Fund's knowledge, any of its affiliates, trustees or executive officers, is a party to any agreement, arrangement or understanding, whether or not legally enforceable, between the Fund, any of the Fund's executive officers or trustees, any person controlling the Fund or any officer or director of any corporation ultimately in control of the Fund and any other person with respect to any securities of the Fund.

     11. CERTAIN EFFECTS OF THE OFFER. The purchase of Common Shares pursuant to the Offer will have the effect of increasing the proportionate interest in the Fund of shareholders who do not tender their Common Shares. If you retain your Common Shares you will be subject to any increased risks that may result from the reduction in the Fund's aggregate assets resulting from payment for the tendered Common Shares (e.g., greater volatility due to decreased diversification and higher expenses). However, the Fund believes that since the Fund is engaged in a continuous offering of the Common Shares, those risks would be reduced to the extent new Common Shares of the Fund are sold. All Common Shares purchased by the Fund pursuant to the Offer will be held in treasury pending disposition.

     12. SOURCE AND AMOUNT OF FUNDS. The total cost to the Fund of purchasing all of the authorized percentage of Common Shares pursuant to the Offer would be approximately $429,747,932 (estimated based on the Fund's net assets as of September 5, 2003). The Fund anticipates that the Purchase Price for any Common Shares acquired pursuant to the Offer will first be derived from cash on hand, such as proceeds from sales of new Common Shares of the Fund and specified pay-downs from the participation interests in Senior Loans (as defined below) which it has acquired, and then from the proceeds from the sale of cash equivalents held by the Fund. The Fund may from time to time enter into one or more credit agreements to provide the Fund with additional liquidity to meet its obligations to purchase Common Shares pursuant to any tender offer it may make. The Fund has been a party to such credit arrangements in the past and currently is a party to a credit agreement (described in more detail below). If, in the judgment of the Trustees, there is not sufficient liquidity of the assets of the Fund to pay for tendered Common Shares, the Fund may terminate the Offer. See
Section 6.

     The Fund has entered into a Fifth Amendment and Restatement of Credit Agreement, dated as of November 8, 2002 (the "Credit Agreement"), among the Fund and Van Kampen Senior Floating Rate Fund (the "Co-Borrower") as borrowers (collectively the "Borrowers"), the banks party thereto (the "Financial Institutions") and Bank of America, N.A., ("BofA"), as agent, pursuant to which the Financial Institutions have committed to provide a credit facility of up to $400,000,000 (the "Credit Facility Commitment") to the Fund and the Co-Borrower, which is not secured by the assets of the Fund or Co-Borrower or other collateral. As of the date hereof, neither Borrower has any outstanding borrowing under the Credit Agreement. As described below, the Co-Borrower was combined with and into the Fund as of June 13, 2003, which effectively makes the Fund the sole Borrower under the Credit Agreement going forward. The proceeds of any amounts borrowed under the Credit Agreement may be used to provide the Fund with additional liquidity to meet its obligations to purchase Common Shares pursuant to any tender offer that it may make. The Credit Agreement has terms and conditions substantially similar to the following:

     - The Borrower is entitled to borrow money ("Loans") from the Financial Institutions in amounts which in the aggregate do not exceed the amount of the Credit Facility Commitment, provided that the aggregate amount of Loans to the Borrower cannot exceed twenty-five percent (25%) of the net asset value of the Borrower (defined as total assets minus total liabilities minus assets subject to liens).

     - Loans made under the Credit Agreement, if any, will bear interest daily at the option of the Borrower, as applicable, (i) at a rate per annum equal to the federal funds rate from time to time plus 0.50% or (ii) at a rate per annum equal to a reserve-adjusted interbank offered rate offered by BofA's Grand Cayman Branch plus 0.50% per annum. The Borrower will bear the expenses of any borrowings attributable to it under the Credit Agreement. Such interest will be due, in arrears, on the outstanding principal amount of each Loan (i) as to any federal funds rate Loan on the last business day of each calendar quarter and (ii) as any offshore rate Loan, from one (1) day to sixty (60) days from the date of the Loan, as selected by the Borrower, as applicable, in advance. Interest on the outstanding principal of the Loans will also be due on the date of any prepayment of any offshore rate Loan and on demand during the existence of an event of default under the Credit Agreement payable by the Borrower subject to such event of default. Overdue payments of principal and interest will bear interest, payable upon demand, at a penalty rate. No Loan shall be outstanding for a period of more than sixty (60) days, and there shall be no more than three Interest Periods as defined in the Credit Agreement in effect.

     - The Fund paid arrangement fees and expenses to BofA or its affiliates on the date the Credit Agreement was executed. In addition, during the term of the Credit Agreement, the Fund is obligated to pay a commitment fee computed at the rate of 0.11% per annum on the average daily unused amount of the facility.

     - The principal amount of any Loan made under the Credit Agreement, if any, is required to be paid sixty (60) days from the date of the Loan. The Borrower is entitled to prepay a Loan made to it in multiples of $1,000,000, provided that the Borrower, as applicable, gives sufficient notices of prepayment. On the Commitment Termination Date (as defined below), all outstanding principal and accrued interest under the Credit Agreement will be due and payable in full.

     - The Credit Agreement provides for BofA to elect to make swingline loans to the Borrower in amounts which in the aggregate do not exceed $25,000,000, provided that the aggregate amount of such swingline loans to the Borrower cannot exceed the lesser of (a) BofA's commitment under the Credit Agreement, (b) the combined commitment of all Financial Institutions under the Credit Agreement or (c) twenty-five percent (25%) of the net asset value of the Borrower. Such swingline loans are due no later than the seventh business day following the day the swingline loan was made, bear interest at a rate per annum equal to the federal funds rate from time to time plus 0.50% due upon the repayment of such loan and, if unpaid when due or the Borrower otherwise elects, may convert to a traditional federal funds rate Loan under the Credit Agreement funded by BofA and all of the other Financial Institutions in accordance with the Credit Agreement's commitment schedule.

     - The drawdown of the initial Loan or swingline loan, if any, under the Credit Agreement is subject to certain conditions, including, among other things, the Borrower executing and delivering a promissory note made payable to the order of each Financial Institution, in the form attached to the Credit Agreement (the "Promissory Notes").

       The drawdown of each Loan or swingline loan, if any, is further conditioned upon the satisfaction of additional conditions, including, without limitation: (i) the providing of notice with respect to the Loan;
       (ii) the asset coverage ratio for the Borrower being at least 4 to 1;
       (iii) there being no default or event of default in existence with respect to the Borrower; (iv) the representations and warranties with respect to the Borrower made in the Credit Agreement continuing to be true; and (v) there being no Loans outstanding with respect to the Borrower for more than sixty (60) days on the day preceding the proposed borrowing.

     - The Credit Agreement contains various affirmative and negative covenants of the Borrower, including, without limitation, obligations: (i) to provide periodic financial information; (ii) with limited exceptions, to not consolidate with or merge into any other entity or have any other entity merge into it and to not sell all or any substantial part of its assets; (iii) to continue to engage in its current type of business and to maintain its existence as a business trust; (iv) to comply with applicable laws, rules and regulations; (v) to maintain insurance on its property and business; (vi) to limit the amount of its debt based upon 25% of the net asset value of the Borrower; and (vii) to not create any lien on any of its assets, with certain exceptions.

     - The Credit Agreement also contains various events of default (with certain specified grace periods), including, without limitation: (i) failure to pay when due any amounts required to be paid to the Financial Institutions under the Credit Agreement or the Promissory Notes; (ii) any material misrepresentations in the Credit Agreement or documents delivered to the Financial Institutions; (iii) failure to observe or perform certain terms, covenants and agreements contained in the Credit Agreement, the Promissory Notes or other documents delivered to the Financial Institutions; (iv) failure to comply with the Borrower's fundamental investment policies or investment restrictions; (v) failure to comply by the Borrower with all material provisions of the Investment Company Act of 1940; (vi) the voluntary or involuntary bankruptcy of the Borrower; (vii) the entry of judgments against the Borrower for the payment of money in excess of $5,000,000 in the aggregate which remains unsatisfied or unstayed for a period of 30 days; and (viii) a change in control of the Borrower's investment adviser.

     - The credit facility provided pursuant to the Credit Agreement will terminate on November 7, 2003 (the "Commitment Termination Date"), unless extended or earlier terminated pursuant to the terms thereof, and all accrued interest and principal will be due thereon.

     The Fund intends to repay any Loans under the Credit Agreement from proceeds from the specified pay-downs from the interests in Senior Loans (as defined below) which will be acquired and from proceeds from the sale of Common Shares.

     The foregoing descriptions of the Credit Agreement do not purport to be complete or final, and are qualified in their entirety by reference to the Credit Agreement previously filed as Exhibit (k)(3) to the Fund's Form N-2 via EDGAR on November 27, 2002. See Section 14.

     13. CERTAIN INFORMATION ABOUT THE FUND. The Fund was organized as a Massachusetts business trust on July 14, 1989 and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940. The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund plans to invest at least 80% of its total assets in adjustable rate senior loans ("Senior Loans"). Senior Loans are business loans made to borrowers that may be corporations, partnerships or other entities. These borrowers operate in a variety of industries and geographic regions. The interest rates on Senior Loans adjust periodically, and the Fund's portfolio of Senior Loans will at all times have a dollar-weighted average time until the next interest rate adjustment of 90 days or less. The Fund believes that investing in adjustable rate Senior Loans should limit fluctuations in its net asset value caused by changes in interest rates. The interest rates on Senior Loans adjust periodically. The interest rates are adjusted based on a base rate plus a premium or spread over the base rate. The base rate usually is the London Inter-Bank Offered Rate, the prime rate offered by one or more major United States banks or the certificate of deposit rate or other base lending rates used by commercial lenders. As short-term interest rates rise, interest payable to the Fund should increase. As short-term interest rates decline, interest payable to the Fund should decrease. The amount of time that will pass before the Fund experiences the effects of changing short-term interest rates will depend on the dollar-weighted average time until the next interest rate adjustment on the Fund's portfolio of Senior Loans.

     The Fund has registered as a "non-diversified" investment company so that, subject to its investment restrictions, it is able to invest more than 5% of the value of its assets in the obligations of any single issuer, including Senior Loans of a single borrower or participations in Senior Loans purchased from a single lender. To the extent the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more susceptible than a more widely diversified investment company to any single corporate, economic, political or regulatory occurrence.

     The Fund is advised by Van Kampen Investment Advisory Corp. (the "Adviser") pursuant to an Investment Advisory Agreement under which the Fund accrues daily and pays monthly to the Adviser an investment management fee based on the per annum rate of 0.95% of the first $4.0 billion of average daily net assets of the Fund, 0.90% on the next $3.5 billion, 0.875% on the next $2.5 billion and 0.85% on average daily net assets over $10 billion. The Fund is a party to an Administration Agreement and an Offering Agreement with VK. Under the Administration Agreement, the Fund pays VK a monthly fee based on the per annum rate of 0.25% of the Fund's average daily net assets. Under the Offering Agreement, the Fund offers and sells its Common Shares to the public on a continuous basis through VK as principal underwriter. VK compensates broker-dealers participating in the continuous offering of the Fund's Common Shares at the rates of 3.0% of the dollar value of Class B Shares and 0.75% of the dollar value of Class C Shares purchased from the Fund by such broker-dealers. VK also compensates broker-dealers who have entered into sales agreements with VK at an annual rate, paid quarterly, equal to an amount up to 0.35% of the value of Class B Shares and up to 0.75% of the value of Class C Shares sold by each respective broker-dealer and remaining outstanding after one year from the date of their original purchase. VK also may provide, from time to time, additional cash incentives to broker-dealers that employ representatives who sell a minimum dollar amount of the Common Shares. All such compensation is or will be paid by VK out of its own assets and not out of the assets of the Fund. The compensation paid to such broker-dealers and to VK, including the compensation paid at the time of purchase, the quarterly payments, any additional incentives paid from time to time and the Early Withdrawal Charge, if any, will not in the aggregate exceed applicable limitations. In addition, the Fund may make service fee payments with respect to the Fund's Class C Shares pursuant to the Fund's Service Plan for personal services and/or the maintenance of shareholder accounts to VK and broker-dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets with respect to Class C Shares for any fiscal year. The Trustees have initially implemented the Service Plan by authorizing service fee payments to VK and broker-dealers and other persons in amounts not expected to exceed 0.15% of the Fund's average daily net assets with respect to Class C Shares.

     The Fund in now operating as a multiple class fund, offering two classes of Common Shares designated as Class B Shares and Class C Shares. As of June 13, 2003, the Fund redesignated its issued and outstanding shares as Class B Shares and the Fund issued newly created Class C Shares in exchange for the assets and liabilities of the Van Kampen Senior Floating Rate Fund, which was a fund with the same investment objectives, investment policies and management operating a substantially similar portfolio as the Fund. The offering terms for each class of Common Shares are described in the Fund's current prospectus.

     The principal executive office of the Fund is located at 1 Parkview Plaza, Oakbrook Terrace, IL 60181-5555.

     In 2002, Mitchell M. Merin was appointed as President and Chief Executive Officer of the Fund replacing Richard F. Powers, III, a Trustee of the Fund and former President and Chief Executive Officer of the Fund, in connection with Mr. Powers' retirement from the Adviser and VK. In May 2003, Ronald Robison was appointed as Principal Executive Officer of the Fund.

     Reference is hereby made to Section 9 of this Offer to Purchase and the financial statements attached hereto as Exhibit A which are incorporated herein by reference.

     14. ADDITIONAL INFORMATION. The Fund has filed an Issuer Tender Offer Statement on Schedule TO with the Securities and Exchange Commission (the "Commission") which includes certain additional information relating to the Offer. Such material may be inspected and copied at prescribed rates at the Commission's public reference facilities at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material may also be obtained by mail at prescribed rates from the Public Reference Branch of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. In addition, the Issuer Tender Offer Statement on Schedule TO is available along with other related materials at the Commission's internet website (http://www.sec.gov).

     15. CERTAIN FEDERAL INCOME TAX CONSEQUENCES. The following discussion is a general summary of the federal income tax consequences of a sale of Common Shares pursuant to the Offer. Shareholders should consult their own tax advisers regarding the tax consequences of a sale of Common Shares pursuant to the Offer, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

     The sale of Common Shares pursuant to the Offer will be a taxable transaction for federal income tax purposes, either as a "sale or exchange" or, under certain circumstances, as a "dividend." Under Section 302(b) of the Internal Revenue Code of 1986, as amended (the "Code"), a sale of Common Shares pursuant to the Offer generally will be treated as a sale or exchange if the receipt of cash by the shareholder or by the Depositary on behalf of the shareholder, in the case of a tendering shareholder electing to invest cash proceeds from the tender of Common Shares in shares of a designated VK Fund: (a) results in a "complete redemption" of the shareholder's interest in the Fund,
(b) is "substantially disproportionate" with respect to the shareholder or (c) is "not essentially equivalent to a dividend" with respect to the shareholder. In determining whether any of these tests has been met, Common Shares actually owned, as well as Common Shares considered to be owned by the shareholder by reason of certain constructive ownership rules set forth in Section 318 of the Code, generally must be taken into account. If any of these three tests for sale or exchange treatment is met, a shareholder will recognize gain or loss equal to the difference between the amount of cash received by the shareholder or, in the case of a tendering shareholder electing to invest cash proceeds from the tender of Common Shares in shares of a designated VK Fund, by the Depositary on behalf of the shareholder pursuant to the Offer and the tax basis of the Common Shares sold. If such Common Shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income rate for capital assets held for one year or less or (ii) 15% (through
2008) for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

     If none of the tests set forth in Section 302(b) of the Code is met, amounts received by a shareholder or by the Depositary on behalf of a shareholder, as the case may be, who sells Common Shares pursuant to the Offer will be taxable to the shareholder as a "dividend" to the extent of such shareholder's allocable share of the Fund's current or accumulated earnings and profits. No part of such a dividend would constitute a "qualified dividend" eligible for favorable federal income tax rates under the Jobs and Growth Tax Relief Reconciliation Act of 2003. The excess of such amounts received over the portion that is taxable as a dividend would constitute a non-taxable return of capital (to the extent of the shareholder's tax basis in the Common Shares sold pursuant to the Offer). Any amounts in excess of the shareholder's tax basis would constitute taxable gain. Thus, a shareholder's tax basis in the Common Shares sold will not reduce the amount of the dividend. Any remaining tax basis in the Common Shares tendered to the Fund will be transferred to any remaining Common Shares held by such shareholder. In addition, if a tender of Common Shares is treated as a dividend to a tendering shareholder, a constructive dividend under Section 305(c) of the Code may result to a non-tendering shareholder whose proportionate interest in the earnings and assets of the Fund has been increased by such tender. The Fund believes, however, that the nature of the repurchase will be such that a tendering shareholder will qualify for sale or exchange treatment (as opposed to dividend treatment).

     16. EXTENSION OF TENDER PERIOD; TERMINATION; AMENDMENTS. The Fund reserves the right, at any time and from time to time, to extend the period of time during which the Offer is pending by making a public announcement thereof. In the event that the Fund so elects to extend the tender period, the Purchase Price for the Common Shares tendered will be determined as of 5:00 P.M. Eastern Time on the Expiration Date, as extended, and the Offer will terminate as of 12:00 Midnight Eastern Time on the Expiration Date, as extended. During any such extension, all Common Shares previously tendered and not purchased or withdrawn will remain subject to the Offer. The Fund also reserves the right, at any time and from time to time up to and including the Expiration Date, to (a) terminate the Offer and not to purchase or pay for any Common Shares or, subject to applicable law, postpone payment for Common Shares upon the occurrence of any of the conditions specified in Section 6 and (b) amend the Offer in any respect by making a public announcement thereof. Such public announcement will be issued no later than 9:00 A.M. Eastern Time on the next business day after the previously scheduled Expiration Date and will disclose the approximate number of Common Shares tendered as of that date. Without limiting the manner in which the Fund may choose to make a public announcement of extension, termination or amendment, except as provided by applicable law, the Fund shall have no obligation to publish, advertise or otherwise communicate any such public announcement, other than by making a release to the Dow Jones News Service.

     If the Fund materially changes the terms of the Offer or the information concerning the Offer, or if it waives a material condition of the Offer, the Fund will extend the Offer to the extent required by Rule 13e-4 promulgated under the Exchange Act. These rules require that the minimum period during which an offer must remain open following material changes in the terms of the offer or information concerning the offer (other than a change in price or a change in percentage of securities sought) will depend on the facts and circumstances, including the relative materiality of such terms or information. If (i) the Fund increases or decreases the price to be paid for Common Shares, or the Fund increases the number of Common Shares being sought by an amount exceeding 2% of the outstanding Common Shares, or the Fund decreases the number of Common Shares being sought, and (ii) the Offer is scheduled to expire at any time earlier than the expiration of a period ending on the tenth business day from, and including, the date that notice of such increase or decrease is first published, sent or given, the Offer will be extended at least until the expiration of such period of ten business days.

     17. MISCELLANEOUS. The Offer is not being made to, nor will the Fund accept tenders from, owners of Common Shares in any jurisdiction in which the Offer or its acceptance would not comply with the securities or Blue Sky laws of such jurisdiction. The Fund is not aware of any jurisdiction in which the making of the Offer or the tender of Common Shares would not be in compliance with the laws of such jurisdiction. However, the Fund reserves the right to exclude holders in any jurisdiction in which it is asserted that the Offer cannot lawfully be made. So long as the Fund makes a good-faith effort to comply with any state law deemed applicable to the Offer, the Fund believes that the exclusion of holders residing in such jurisdiction is permitted under Rule 13e-4(f)(9) promulgated under the Exchange Act. In any jurisdiction the securities or Blue Sky laws of which require the Offer to be made by a licensed broker or dealer, the Offer shall be deemed to be made on the Fund's behalf by one or more registered brokers or dealers licensed under the laws of such jurisdiction.

September 19, 2003                                   VAN KAMPEN SENIOR LOAN FUND

                                                      BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.(1)

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------
(000)       BORROWER                MOODY'S   S&P      STATED MATURITY*         VALUE
            VARIABLE RATE** SENIOR LOAN INTERESTS  90.1%
            AEROSPACE/DEFENSE  0.7%
 $ 5,194    DeCrane Aircraft
            Holdings, Inc., Term
            Loan................... B2        B+     09/30/05               $    4,220,258
   2,494    DRS Technologies, Inc.,
            Term Loan.............. Ba3       BB-    09/30/08                    2,510,335
   1,809    Integrated Defense
            Technologies, Inc.,
            Term Loan.............. Ba3       BB-    03/04/08                    1,795,311
   5,133    Vought Aircraft
            Industries, Inc., Term
            Loan................... NR        NR     12/31/06 to 06/30/08        5,012,253
                                                                            --------------
                                                                                13,538,157
                                                                            --------------
            AUTOMOTIVE  4.4%
   7,233    Breed Technologies,
            Inc., Term Loan (a)
            (i).................... NR        NR     12/20/04                    6,835,609
   4,752    Citation Corp., Term
            Loan................... NR        B+     12/01/07                    4,182,059
  39,985    Federal-Mogul Corp.,
            Term Loan (c).......... NR        NR     10/05/03 to 02/24/05       34,215,610
   3,053    Federal-Mogul Corp.,
            Revolving Credit
            Agreement (c).......... NR        NR     02/24/04                    3,038,196
   9,318    Metalforming
            Technologies, Inc.,
            Term Loan.............. NR        NR     06/30/06                    5,590,972
  14,550    MetoKote Corp., Term
            Loan................... B1        B+     11/14/05                   14,349,938
  12,803    Safelite Glass Corp.,
            Term Loan.............. NR        NR     09/30/07                   12,418,602

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------
(000)       BORROWER                MOODY'S   S&P      STATED MATURITY*         VALUE
            AUTOMOTIVE (CONTINUED)
 $ 1,231    Stoneridge, Inc., Term
            Loan................... Ba3       BB     04/30/08               $    1,229,711
   7,710    ThermaSys Corp., Term
            Loan................... NR        NR     08/25/07                    6,298,904
                                                                            --------------
                                                                                88,159,601
                                                                            --------------
            BEVERAGE, FOOD & TOBACCO  4.1%
   7,410    Agrilink Foods, Inc.,
            Term Loan.............. Ba3       B+     06/30/08                    7,428,525
  22,270    Aurora Foods, Inc.,
            Term Loan.............. B2        B-     06/30/05 to 09/30/06       19,712,754
   4,429    B & G Foods, Inc., Term
            Loan (j)............... B1        B+     03/31/06                    4,428,842
   5,708    Commonwealth Brands,
            Inc., Term Loan........ NR        NR     08/28/07                    5,701,198
     784    Cott Beverages, Inc.,
            Term Loan.............. NR        BB     12/31/06                      787,612
   5,046    Dean Foods Co., Term
            Loan................... Ba2       BB+    07/15/08                    5,049,579
  12,347    Doane Pet Care Co.,
            Term Loan.............. B2        B+     12/31/05 to 12/31/06       11,864,048
   1,245    Hartz Mountain Corp.,
            Term Loan.............. B1        NR     12/31/07                    1,248,180
   3,494    Land O' Lakes, Inc.,
            Term Loan.............. B1        BB     10/10/08                    3,249,640
   5,310    Mafco Worldwide Corp.,
            Term Loan.............. NR        NR     03/31/06                    5,256,962
     430    Meow Mix Co., Term
            Loan................... Ba3       BB-    01/31/08                      431,075
   3,325    Merisant Co., Term
            Loan................... Ba3       BB-    03/31/07                    3,326,452
   3,318    New World Pasta Co.,
            Term Loan.............. B3        CCC    01/28/06                    2,849,388
     960    New World Pasta Co.,
            Revolving Credit
            Agreement.............. B3        CCC    01/28/05                      859,200
   1,977    Otis Spunkmeyer, Inc.,
            Term Loan.............. B1        B+     01/21/09                    1,969,858

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------
(000)       BORROWER                MOODY'S   S&P      STATED MATURITY*         VALUE
            BEVERAGE, FOOD & TOBACCO (CONTINUED)
 $ 5,283    Pinnacle Foods, Inc.,
            Term Loan.............. Ba3       BB-    05/22/08               $    5,282,895
   3,961    Swift & Co., Term
            Loan................... Ba2       BB     09/19/08                    3,975,514
                                                                            --------------
                                                                                83,421,722
                                                                            --------------
            BROADCASTING--CABLE  6.3%
   9,702    CC VIII Operating, LLC,
            Term Loan.............. B2        B-     02/02/08                    8,167,871
  65,505    Charter Communications
            Operating, LLC, Term
            Loan................... B2        B      09/18/07 to 03/18/08       55,451,603
  37,835    Falcon Cable
            Communications, LP,
            Term Loan.............. B2        NR     12/31/07                   31,733,690
  12,432    Frontiervision
            Operating Partners, LP,
            Term Loan (c).......... NR        NR     09/30/05 to 03/31/06       10,952,963
   2,917    Frontiervision
            Operating Partners, LP,
            Revolving Credit
            Agreement (c).......... NR        NR     10/31/05                    2,571,660
   6,250    Insight Midwest
            Holdings LLC, Term
            Loan................... Ba3       BB+    06/30/09 to 12/31/09        5,992,812
   5,250    MCC Iowa, LLC, Term
            Loan................... NR        NR     09/30/10                    5,130,783
  10,080    Olympus Cable Holdings,
            LLC, Term Loan (c)..... NR        NR     09/30/10                    8,157,240
                                                                            --------------
                                                                               128,158,622
                                                                            --------------
            BROADCASTING--DIVERSIFIED  0.9%
   1,506    Hughes Electronics
            Corp., Term Loan....... Ba3       BB-    08/31/03                    1,509,286
  14,552    Muzak Audio
            Communications, Inc.,
            Term Loan.............. B2        B+     12/31/06                   14,139,314
   2,422    White Knight
            Broadcasting, Inc.,
            Term Loan.............. NR        NR     03/31/03                    2,083,337
                                                                            --------------
                                                                                17,731,937
                                                                            --------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------
(000)       BORROWER                MOODY'S   S&P      STATED MATURITY*         VALUE
            BROADCASTING--TELEVISION  0.4%
 $ 3,080    Gray Communications
            Systems, Inc., Term
            Loan................... Ba3       B+     12/31/10               $    3,096,041
   6,495    Quorum Broadcasting,
            Inc., Term Loan........ NR        NR     12/31/04                    5,699,121
                                                                            --------------
                                                                                 8,795,162
                                                                            --------------
            BUILDINGS & REAL ESTATE  1.6%
  12,451    Builders FirstSource,
            Inc., Term Loan........ NR        BB-    12/30/05                   11,766,435
   9,091    Corrections Corp. of
            America, Term Loan..... B1        B+     03/31/06 to 03/31/08        9,100,650
   2,560    The Macerich Co., Term
            Loan................... NR        NR     07/26/05                    2,563,200
   3,726    Ventas, Inc., Term
            Loan................... NR        NR     04/17/07                    3,712,289
   1,115    Ventas, Inc., Revolving
            Credit Agreement....... NR        NR     04/17/05                    1,056,626
   4,000    Wackenhut Corrections
            Corp., Term Loan....... Ba3       BB     12/12/08                    3,997,500
                                                                            --------------
                                                                                32,196,700
                                                                            --------------
            CHEMICALS, PLASTICS & RUBBER  3.7%
   8,201    Cedar Chemicals Corp.,
            Term Loan (b) (c)...... NR        NR     10/03/03                      574,060
   8,152    CP Kelco ApS, Term
            Loan................... B3        B+     09/30/06 to 09/30/08        7,823,169
   6,893    GenTek, Inc., Term Loan
            (c).................... NR        NR     04/30/05 to 10/31/07        3,968,197
   2,824    GenTek, Inc., Revolving
            Credit Agreement (c)... NR        NR     04/30/05                    1,652,093
   4,596    GEO Specialty
            Chemicals, Inc., Term
            Loan................... B1        B+     12/31/07                    4,244,034
  23,801    Huntsman Corp., Term
            Loan................... B3        B+     03/31/07                   20,012,455
  16,735    Huntsman ICI Chemicals,
            LLC, Term Loan......... B2        B+     06/30/07 to 06/30/08       16,446,329
   4,071    Jet Plastica
            Industries, Inc., Term
            Loan................... NR        NR     12/31/03                    3,154,637

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------
(000)       BORROWER                MOODY'S   S&P      STATED MATURITY*         VALUE
            CHEMICALS, PLASTICS & RUBBER (CONTINUED)
 $ 1,000    Jet Plastica
            Industries, Inc.,
            Revolving Credit
            Agreement.............. NR        NR     12/31/03               $      775,000
   3,043    Lyondell Chemical Co.,
            Term Loan.............. Ba3       BB     05/17/06                    3,046,144
   3,599    Nutrasweet Acquisition
            Corp., Term Loan....... Ba3       NR     05/25/07 to 05/25/09        3,596,727
   5,940    OM Group, Inc., Term
            Loan................... B2        B+     04/01/06                    5,598,331
   3,747    TruSeal Technologies,
            Inc., Term Loan........ NR        NR     06/30/04                    3,642,580
     411    West American Rubber
            Co., LLC, Term Loan.... NR        NR     11/09/03                      411,162
                                                                            --------------
                                                                                74,944,918
                                                                            --------------
            CONSTRUCTION MATERIAL  0.7%
   4,888    Dayton Superior Corp.,
            Term Loan.............. B2        B+     06/02/08                    4,827,023
   6,997    Flextek Components,
            Inc., Term Loan (b)
            (k).................... NR        NR     08/31/03                            0
   1,333    National Waterworks,
            Inc., Term Loan........ B1        BB-    11/22/09                    1,343,751
   3,964    Werner Holding Co.,
            Inc., Term Loan........ Ba3       B+     11/30/04 to 11/30/05        3,927,184
   3,289    Wilmar Industries,
            Inc., Term Loan........ NR        NR     09/29/05 to 09/29/07        3,255,620
                                                                            --------------
                                                                                13,353,578
                                                                            --------------
            CONTAINERS, PACKAGING & GLASS  3.5%
  13,716    Dr. Pepper/Seven Up
            Bottling Group, Inc.,
            Term Loan.............. NR        NR     10/07/07                   13,533,786
   4,920    Fleming Packaging
            Corp., Term Loan....... NR        NR     08/31/04                    2,135,328
   6,847    Graham Packaging Co.,
            Term Loan.............. B2        B      01/31/06 to 01/31/07        6,778,911
   1,693    Impress Metal Packaging
            Holding B.V., Term
            Loan................... NR        NR     12/31/06                    1,659,212
   9,749    Kranson Industries,
            Inc., Term Loan........ NR        NR     12/31/06                    9,651,257

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------
(000)       BORROWER                MOODY'S   S&P      STATED MATURITY*         VALUE
            CONTAINERS, PACKAGING & GLASS (CONTINUED)
 $ 4,888    Nexpak Corp., Term
            Loan................... NR        NR     03/31/04               $    4,057,325
   6,787    Owens-Illinois, Inc.,
            Term Loan.............. B1        BB     03/31/04                    6,750,542
   7,118    Owens-Illinois, Inc.,
            Revolving Credit
            Agreement.............. B1        BB     03/31/04                    6,883,613
   4,761    Packaging Dynamics,
            Term Loan.............. NR        NR     11/20/05                    4,725,677
   2,700    Pliant Corp., Term
            Loan................... B2        B+     05/31/08                    2,673,686
   1,346    Smurfit-Stone Container
            Corp., Term Loan....... Ba3       NR     06/30/09                    1,334,375
   3,654    Stone Container Corp.,
            Term Loan.............. Ba3       NR     06/30/09                    3,617,308
   2,955    Tekni-Plex, Inc., Term
            Loan................... B1        B+     06/21/08                    2,907,766
   3,711    U.S. Can Corp., Term
            Loan................... B2        B      01/04/06                    3,208,637
                                                                            --------------
                                                                                69,917,423
                                                                            --------------
            DIVERSIFIED MANUFACTURING  2.4%
  17,462    Chart Industries, Inc,
            Term Loan.............. NR        NR     03/31/06                   11,263,278
   2,450    EnerSys, Term Loan..... NR        NR     11/09/08                    2,425,547
  11,833    Mueller Group, Inc.,
            Term Loan (j).......... B1        B+     05/31/08                   11,812,064
  16,708    Neenah Foundry Co.,
            Term Loan.............. Caa1      B-     09/30/05                   15,538,092
   3,396    United Fixtures Co.,
            Term Loan (a).......... NR        NR     12/31/04                    3,293,801
   5,366    Western Industries,
            Inc., Term Loan........ NR        NR     06/23/06                    3,621,692
                                                                            --------------
                                                                                47,954,474
                                                                            --------------
            ECOLOGICAL  3.3%
  48,652    Allied Waste North
            America, Inc., Term
            Loan................... Ba3       BB     07/21/05 to 07/21/07       48,493,890
     120    Allied Waste North
            America, Inc.,
            Revolving Credit
            Agreement.............. Ba3       BB     07/21/05                      114,840

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------
(000)       BORROWER                MOODY'S   S&P      STATED MATURITY*         VALUE
            ECOLOGICAL (CONTINUED)
 $ 4,950    Casella Waste Systems,
            Inc., Term Loan........ B1        BB-    05/11/07               $    4,983,002
   4,869    Duratek, Inc., Term
            Loan................... NR        NR     12/08/06                    4,747,325
  20,556    Safety-Kleen Corp.,
            Term Loan (b) (c)...... NR        NR     04/03/05 to 04/03/06        8,397,933
                                                                            --------------
                                                                                66,736,990
                                                                            --------------
            EDUCATION & CHILD CARE  0.2%
   5,339    Kindercare Learning
            Centers, Inc., Term
            Loan................... Ba3       B+     02/13/06                    5,165,375
                                                                            --------------

            ELECTRONICS  2.4%
     451    AMI Semiconductor,
            Inc., Term Loan........ Ba3       BB     12/26/06                      449,040
   6,880    Amphenol Corp., Term
            Loan................... Ba2       BB+    05/19/04 to 05/19/06        6,783,107
   4,748    Audio Visual Services
            Corp., Term Loan....... NR        NR     03/04/04 to 03/04/06        4,551,695
   1,280    Computer Associates
            International, Inc.,
            Revolving Credit
            Agreement.............. Baa2      BBB+   05/26/03                    1,278,198
   2,110    Kinetic Group, Inc.,
            Term Loan.............. B1        NR     02/28/06                    1,951,489
   2,177    Knowles Electronics,
            Inc., Term Loan........ B3        CCC    06/29/07                    1,833,037
   5,926    Rayovac Corp., Term
            Loan................... Ba3       BB-    09/30/09                    5,925,833
   5,842    Rowe International,
            Inc., Term Loan (a)
            (l).................... NR        NR     12/31/03                            0
   4,975    Seagate Technologies,
            Inc., Term Loan........ Ba1       BB+    05/13/07                    4,971,000
   2,474    Semiconductor
            Components Industries,
            LLC, Term Loan......... B2        B      08/04/06 to 08/04/07        2,218,953
   9,531    Stratus Technologies,
            Inc., Term Loan........ NR        NR     02/26/05                    7,672,656

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------
(000)       BORROWER                MOODY'S   S&P      STATED MATURITY*         VALUE
            ELECTRONICS (CONTINUED)
 $ 4,162    Veridian Corp., Term
            Loan................... Ba3       BB-    06/30/08               $    4,177,643
  10,678    Viasystems, Inc., Term
            Loan................... B3        NR     09/30/08                    7,174,202
                                                                            --------------
                                                                                48,986,853
                                                                            --------------
            ENTERTAINMENT & LEISURE  5.4%
   2,039    American Skiing Co.,
            Term Loan.............. NR        NR     05/31/06                    2,008,374
   7,534    Bally Total Fitness
            Holding Corp., Term
            Loan................... Ba3       B+     11/10/04                    7,270,696
   2,562    Bell Sports, Inc., Term
            Loan................... NR        NR     03/31/06 to 03/31/07        1,739,482
   3,643    Carmike Cinemas, Inc.,
            Term Loan.............. NR        NR     01/15/07                    3,603,659
   2,778    Festival Fun Parks,
            LLC, Term Loan......... NR        NR     06/30/07 to 12/31/07        2,767,201
  31,745    Fitness Holdings
            Worldwide, Inc., Term
            Loan................... NR        B      11/02/06 to 11/02/07       30,871,755
   2,000    Kerasotes Theatres,
            Inc., Term Loan........ NR        NR     12/31/08                    2,005,000
   7,600    KSL Recreational Group,
            Inc., Term Loan........ Ba3       B+     04/30/05 to 04/30/06        7,551,508
   1,187    KSL Recreational Group,
            Inc., Revolving Credit
            Agreement.............. Ba3       B+     04/30/04                    1,164,792
   4,963    Loews Cineplex
            Entertainment Corp.,
            Term Loan.............. NR        NR     03/31/07                    4,912,875
  19,425    Metro-Goldwyn-Mayer,
            Inc., Term Loan........ NR        NR     06/30/08                   19,340,016
   1,965    Panavision, Inc., Term
            Loan................... Caa1      CCC    03/31/05                    1,679,720
   9,750    Playcore Wisconsin,
            Inc., Term Loan........ NR        NR     07/01/07                    9,497,499
   6,500    Six Flags Theme Parks,
            Inc., Term Loan........ Ba2       BB-    06/30/09                    6,451,250
   2,607    Sportcraft, Ltd., Term
            Loan................... NR        NR     07/31/05                    2,437,928

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------
(000)       BORROWER                MOODY'S   S&P      STATED MATURITY*         VALUE
            ENTERTAINMENT & LEISURE (CONTINUED)
 $ 1,252    Sportcraft, Ltd.,
            Revolving Credit
            Agreement.............. NR        NR     07/31/05               $    1,157,690
   4,759    Worldwide Sports &
            Recreation, Inc., Term
            Loan................... NR        NR     12/31/06                    4,335,946
                                                                            --------------
                                                                               108,795,391
                                                                            --------------
            FINANCE  3.5%
  12,626    Alliance Data Systems,
            Inc., Term Loan........ NR        NR     07/25/05                   12,499,277
  26,500    Metris Cos., Inc., Term
            Loan................... B2        NR     06/30/03                   21,641,676
  35,645    Outsourcing Solutions,
            Term Loan (b).......... Caa1      NR     12/10/05 to 06/10/06       15,086,428
  12,168    Rent-A-Center, Inc.,
            Term Loan.............. Ba2       BB     01/31/06 to 12/31/07       12,160,407
   3,879    Rent-Way, Inc., Term
            Loan................... NR        CCC    03/31/03 to 12/31/03        3,677,367
   4,874    Risk Management
            Assurance Co., Term
            Loan................... NR        NR     12/21/06                    4,799,604
                                                                            --------------
                                                                                69,864,759
                                                                            --------------
            GROCERY  0.1%
   2,348    Fleming Cos., Inc.,
            Term Loan.............. Ba3       BB     06/18/08                    2,302,861
                                                                            --------------

            HEALTHCARE  4.2%
  26,184    Community Health
            Systems, Inc., Term
            Loan................... NR        NR     07/16/10                   26,098,464
   2,364    Genesis Health
            Ventures, Inc., Term
            Loan................... Ba3       BB-    03/31/07                    2,356,208
   1,440    HCA--Healthone Co.,
            LLC, Term Loan......... NR        BBB-   12/21/06                    1,433,251
   8,135    InteliStaf Group, Inc.,
            Term Loan.............. NR        NR     10/31/05 to 10/31/07        8,112,640
  25,339    Kindred Healthcare,
            Inc., Term Loan (a).... NR        NR     04/13/08                   24,325,482

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------
(000)       BORROWER                MOODY'S   S&P      STATED MATURITY*         VALUE
            HEALTHCARE (CONTINUED)
 $11,901    Magellan Health
            Services, Inc., Term
            Loan................... Caa1      CCC    02/12/05 to 02/12/06   $   10,405,513
   6,188    Medical Staffing
            Network Holdings, Inc.,
            Term Loan.............. NR        NR     10/26/06                    6,160,430
   6,000    Team Health, Inc., Term
            Loan................... Ba3       B+     10/31/08                    5,865,000
                                                                            --------------
                                                                                84,756,988
                                                                            --------------
            HEALTHCARE & BEAUTY  0.8%
   4,615    Mary Kay, Inc., Term
            Loan................... Ba3       BB-    10/03/07                    4,637,465
  11,873    Revlon Consumer
            Products Corp., Term
            Loan................... B3        B      05/30/05                   11,229,612
                                                                            --------------
                                                                                15,867,077
                                                                            --------------
            HOME & OFFICE FURNISHINGS, HOUSEWARES & DURABLE CONSUMER
            PRODUCTS  0.7%
   5,238    Brown Jordan
            International, Inc.,
            Term Loan.............. B1        B      03/31/06                    4,897,561
   1,640    Formica Corp., Term
            Loan (c)............... NR        NR     04/30/06                    1,476,042
   4,495    Holmes Products Corp.,
            Term Loan.............. B2        B      02/05/07                    4,202,535
   2,582    Imperial Home Decor
            Group, Inc., Term Loan
            (a).................... NR        NR     04/04/06                      116,196
   2,815    Sleepmaster, LLC, Term
            Loan (c)............... NR        NR     12/31/06                    2,716,316
   1,898    Targus Group
            International, Inc.,
            Term Loan.............. NR        NR     08/31/06                    1,679,578
                                                                            --------------
                                                                                15,088,228
                                                                            --------------
            HOTELS, MOTELS, INNS & GAMING  3.9%
  38,967    Aladdin Gaming, LLC,
            Term Loan (b) (c)...... NR        NR     02/25/05 to 02/26/08       31,085,739
   3,948    Extended Stay America,
            Inc., Term Loan........ Ba3       BB-    01/15/08                    3,904,286

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------
(000)       BORROWER                MOODY'S   S&P      STATED MATURITY*         VALUE
            HOTELS, MOTELS, INNS & GAMING (CONTINUED)
 $ 2,379    Greektown Casino, LLC,
            Term Loan.............. NR        NR     09/30/04               $    2,384,963
   6,000    Scientific Games Corp.,
            Term Loan.............. Ba3       BB-    12/31/08                    6,003,750
  44,717    Wyndham International,
            Inc., Term Loan........ NR        B-     06/30/04 to 06/30/06       35,502,780
                                                                            --------------
                                                                                78,881,518
                                                                            --------------
            INSURANCE  1.6%
   5,000    Alea Group Holdings,
            Term Loan.............. NR        BBB-   03/31/07                    4,987,500
  16,275    BRW Acquisition, Inc.,
            Term Loan.............. NR        NR     07/10/06 to 07/10/07       14,322,000
  11,352    Fund American Cos.,
            Inc., Term Loan........ Baa2      BBB-   03/31/07                   11,318,052
   1,189    Willis Corroon, Inc.,
            Term Loan.............. Ba2       BB+    11/19/06                    1,181,311
                                                                            --------------
                                                                                31,808,863
                                                                            --------------
            MACHINERY  1.3%
   4,741    Alliance Laundry
            Holdings, LLC, Term
            Loan................... B1        B      08/02/07                    4,691,546
   7,740    Ashtead Group, PLC,
            Term Loan.............. NR        NR     06/01/07                    7,159,117
   2,383    Flowserve Corp., Term
            Loan................... Ba3       BB-    06/30/09                    2,376,658
  10,566    Gleason Corp., Term
            Loan................... NR        NR     02/18/06 to 02/18/08       10,559,646
   2,488    Terex Corp., Term
            Loan................... B1        BB-    07/03/09                    2,388,000
                                                                            --------------
                                                                                27,174,967
                                                                            --------------
            MEDICAL PRODUCTS & SERVICES  3.8%
   4,141    Alliance Imaging, Inc.,
            Term Loan.............. B1        B+     06/10/08                    4,084,256
     866    American Home Patient,
            Term Loan (c) (g)...... NR        NR     12/31/02                      569,145
  20,000    Dade Behring, Inc.,
            Term Loan.............. B1        B+     10/01/08                   19,900,000
  12,540    DaVita, Inc., Term
            Loan................... Ba3       BB-    03/31/07 to 03/31/09       12,558,264

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------
(000)       BORROWER                MOODY'S   S&P      STATED MATURITY*         VALUE
            MEDICAL PRODUCTS & SERVICES (CONTINUED)
 $10,956    Kinetic Concepts, Inc.,
            Term Loan.............. Ba3       B+     12/31/04 to 12/31/05   $   10,952,930
   6,714    Medical Specialities
            Group, Inc., Term Loan
            (b) (g)................ NR        NR     06/30/01 to 06/30/04        1,678,409
   8,995    Mediq/PRN Life Support
            Services, Inc., Term
            Loan................... NR        NR     06/13/05                    8,320,082
   7,327    National Medical Care,
            Inc., Term Loan........ Ba1       BB+    09/30/03                    7,317,429
   4,899    National Nephrology
            Associates, Inc., Term
            Loan................... B1        B+     12/31/05                    4,862,500
   6,583    Unilab Corp., Term
            Loan................... B1        BB-    11/23/06                    6,599,539
                                                                            --------------
                                                                                76,842,554
                                                                            --------------
            MINING, STEEL, IRON & NON-PRECIOUS METALS  2.8%
  14,641    Carmeuse Lime, Inc.,
            Term Loan.............. NR        NR     03/31/06                   11,712,844
   7,387    CII Carbon, LLC, Term
            Loan................... NR        NR     06/25/08                    5,170,966
   6,077    Fairmount Minerals,
            Ltd., Term Loan........ NR        NR     02/28/05                    5,941,470
  50,862    Ispat Inland, Term
            Loan................... Caa1      B-     07/16/05 to 07/16/06       31,852,199
   2,309    Koppers Industries,
            Inc., Term Loan........ Ba2       NR     11/30/04                    2,274,135
                                                                            --------------
                                                                                56,951,614
                                                                            --------------
            NATURAL RESOURCES  1.2%
   5,000    Lyondell-Citgo
            Refining, LP, Term
            Loan................... NR        NR     06/10/04                    4,750,000
  15,000    Ocean Rig ASA-
            (Norway), Term Loan.... NR        NR     06/01/08                   13,275,000
   6,583    Tesoro Petroleum Corp.,
            Term Loan.............. Ba3       BB     12/31/06 to 12/31/07        6,023,270
                                                                            --------------
                                                                                24,048,270
                                                                            --------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------
(000)       BORROWER                MOODY'S   S&P      STATED MATURITY*         VALUE
            NON-DURABLE CONSUMER PRODUCTS  0.7%
 $ 8,195    Accessory Network
            Group, Inc., Term
            Loan................... NR        NR     06/30/03               $    2,458,438
  10,377    American Marketing
            Industries, Inc., Term
            Loan (b)............... NR        NR     04/01/04                    2,594,192
   3,000    Amscan Holdings, Inc.,
            Term Loan.............. B1        BB-    06/15/07                    2,977,500
   5,423    Arena Brands, Inc.,
            Term Loan.............. NR        NR     06/02/03                    5,318,494
     419    Arena Brands, Inc.,
            Revolving Credit
            Agreement.............. NR        NR     06/02/03                      408,634
                                                                            --------------
                                                                                13,757,258
                                                                            --------------
            PAPER & FOREST PRODUCTS  0.3%
   2,448    Bear Island Paper Co.,
            LLC, Term Loan......... B3        B-     12/31/05                    2,289,330
   2,948    Port Townsend Paper
            Corp., Term Loan....... NR        NR     03/16/07                    2,431,688
     995    Riverwood International
            Corp., Term Loan....... B1        B      03/31/07                      993,911
                                                                            --------------
                                                                                 5,714,929
                                                                            --------------
            PERSONAL & MISCELLANEOUS SERVICES  0.9%
   2,911    Coinmach Laundry Corp.,
            Term Loan.............. B1        BB-    07/25/09                    2,913,421
  10,571    Encompass Service
            Corp., Term Loan (b)
            (c).................... NR        NR     02/22/06 to 05/10/07        2,733,624
   4,975    Katun Corp., Term
            Loan................... NR        B+     06/30/09                    4,959,453
     903    Sarcom, Inc., Term
            Loan................... NR        NR     07/30/07                      903,303
   1,869    TeleSpectrum Worldwide,
            Inc., Term Loan (a).... NR        NR     05/31/05                    1,205,610
   6,672    The Relizon Co., Term
            Loan................... NR        NR     09/30/06 to 12/31/07        6,293,160
                                                                            --------------
                                                                                19,008,571
                                                                            --------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------
(000)       BORROWER                MOODY'S   S&P      STATED MATURITY*         VALUE
            PHARMACEUTICALS  0.7%
 $   960    aaiPharma, Inc., Term
            Loan................... B2        BB-    03/28/07               $      960,600
   1,022    Alpharma, Inc., Term
            Loan................... B2        BB-    10/05/07                      998,731
   4,459    Caremark Rx, Inc., Term
            Loan................... Ba2       BB+    03/31/06                    4,462,464
   7,504    MedPointe, Inc., Term
            Loan................... B1        B      09/30/07 to 09/30/08        7,247,626
                                                                            --------------
                                                                                13,669,421
                                                                            --------------
            PRINTING & PUBLISHING  6.5%
   4,987    21st Century
            Newspapers, Term Loan.. NR        NR     08/27/08                    4,987,180
   2,314    Adams Outdoor
            Advertising LP, Term
            Loan................... B1        B+     02/08/08                    2,322,196
   8,589    Advanstar
            Communications, Inc.,
            Term Loan.............. B2        B      10/11/07                    8,159,143
   8,287    American Reprographics
            Co., Term Loan......... NR        NR     04/10/08                    8,225,033
   4,090    Check Printers, Inc.,
            Term Loan.............. NR        NR     06/30/05                    4,059,213
   9,320    CommerceConnect Media,
            Inc., Term Loan........ NR        NR     12/31/07                    8,947,611
   2,128    Daily News, LP, Term
            Loan................... NR        NR     03/19/08                    2,014,916
   7,131    Danka Business Systems,
            PLC, Term Loan......... NR        NR     03/31/04                    7,068,431
   2,479    F&W Publications, Inc.,
            Term Loan.............. NR        NR     12/31/09                    2,466,771
   2,925    Haights Cross
            Communications, LLC,
            Term Loan.............. B2        B+     12/10/06                    2,701,843
  16,813    Journal Register Co.,
            Term Loan.............. Ba1       BB+    09/29/06                   16,687,135
   3,333    Lamar Media Corp., Term
            Loan................... Ba2       BB-    03/01/06                    3,291,667

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------
(000)       BORROWER                MOODY'S   S&P      STATED MATURITY*         VALUE
            PRINTING & PUBLISHING (CONTINUED)
 $10,000    Morris Communications
            Corp., Term Loan....... NR        NR     09/30/09               $   10,017,190
   3,731    Network Communications,
            Inc., Term Loan........ NR        NR     06/27/08                    3,740,578
   5,903    PRIMEDIA, Inc., Term
            Loan................... NR        B      06/30/09                    5,578,176
   6,169    R.H. Donnelley, Inc.,
            Term Loan.............. Ba3       BB     12/31/08 to 06/30/10        6,205,497
  11,779    The Reader's Digest
            Association, Inc., Term
            Loan................... Baa3      BB+    05/21/07 to 05/20/08       11,583,657
  10,198    Vertis, Inc., Term
            Loan................... B1        B+     12/07/05 to 12/07/08        9,989,605
   7,380    Xerox Corp., Term
            Loan................... NR        B+     04/30/05                    7,122,960
   3,973    Xerox Corp., Revolving
            Credit Agreement....... NR        B+     04/30/05                    3,650,500
   3,835    Ziff-Davis Media, Inc.,
            Term Loan.............. B3        CCC-   03/31/07                    3,278,677
                                                                            --------------
                                                                               132,097,979
                                                                            --------------
            RESTAURANTS & FOOD SERVICE  0.7%
   1,723    Carvel Corp., Term
            Loan................... NR        NR     12/31/06                    1,706,145
   4,045    Domino's, Inc., Term
            Loan................... Ba3       BB-    06/30/08                    4,056,015
   2,766    Papa Ginos, Inc., Term
            Loan................... NR        NR     08/31/07                    2,705,017
   6,011    S.C. International
            Services, Inc., Term
            Loan................... Ba1       NR     03/01/07                    5,034,261
                                                                            --------------
                                                                                13,501,438
                                                                            --------------
            RETAIL--OFFICE PRODUCTS  0.1%
   6,335    Identity Group, Inc.,
            Term Loan.............. NR        NR     05/11/07                    2,534,000
                                                                            --------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------
(000)       BORROWER                MOODY'S   S&P      STATED MATURITY*         VALUE
            RETAIL--OIL & GAS  0.8%
 $ 1,000    Barjan Products, LLC,
            Term Loan.............. NR        NR     05/31/06               $      875,000
  16,192    The Pantry, Inc., Term
            Loan................... B1        B+     01/31/06 to 07/31/06       15,980,927
                                                                            --------------
                                                                                16,855,927
                                                                            --------------
            RETAIL--SPECIALTY  0.9%
   1,470    American Blind &
            Wallpaper Factory,
            Inc., Term Loan (a).... NR        NR     12/31/05                    1,470,096
   3,226    DRL Acquisition, Inc.,
            Term Loan.............. NR        NR     04/30/09                    3,213,529
   6,477    Home Interiors & Gifts,
            Inc., Term Loan........ B2        B+     12/31/06                    6,233,870
   2,333    Jostens, Inc., Term
            Loan................... B1        BB-    05/31/06 to 12/31/09        2,315,118
      58    Jostens, Inc.,
            Revolving Credit
            Agreement.............. B1        BB-    05/31/06                       56,550
   5,155    Nebraska Book Co.,
            Inc., Term Loan........ Ba3       B+     03/31/06                    5,168,384
                                                                            --------------
                                                                                18,457,547
                                                                            --------------
            RETAIL--STORES  2.1%
   6,750    Murray's Discount Auto
            Stores, Inc., Term
            Loan................... NR        NR     06/30/03                    5,568,428
     400    Murray's Discount Auto
            Stores, Inc., Revolving
            Credit Agreement....... NR        NR     06/30/03                      330,000
     763    Payless Cashways, Inc.,
            Term Loan (b) (c)
            (g).................... NR        NR     11/30/02                      763,157
  37,078    Rite Aid Corp., Term
            Loan................... B2        BB-    06/27/05                   36,521,463
                                                                            --------------
                                                                                43,183,048
                                                                            --------------
            TECHNOLOGY  0.4%
   3,500    DigitalNet Holdings,
            Inc., Term Loan........ B1        B+     11/26/07                    3,421,250
   5,475    The Titan Corp., Term
            Loan (j)............... Ba3       BB-    06/30/09                    5,474,994
                                                                            --------------
                                                                                 8,896,244
                                                                            --------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------
(000)       BORROWER                MOODY'S   S&P      STATED MATURITY*         VALUE
            TELECOMMUNICATIONS--LOCAL EXCHANGE CARRIERS  1.0%
 $10,285    Alaska Communications
            Systems Holdings, Inc.,
            Term Loan.............. B1        BB-    11/14/07 to 05/14/08   $    9,496,331
   7,600    Broadwing, Inc., Term
            Loan................... B1        B-     11/09/04 to 06/28/07        7,178,325
   5,885    Orius Corp., Term
            Loan................... NR        NR     01/23/09 to 01/23/10        1,616,521
   2,942    Orius Corp., Revolving
            Credit Agreement....... NR        NR     01/23/05                    2,280,445
   7,500    WCI Capital Corp., Term
            Loan (b) (c)........... NR        NR     09/30/07                      128,910
   2,158    WCI Capital Corp.,
            Revolving Credit
            Agreement (b) (c)...... NR        NR     12/30/03                      377,666
                                                                            --------------
                                                                                21,078,198
                                                                            --------------
            TELECOMMUNICATIONS--LONG DISTANCE  0.1%
  29,946    Pacific Crossing, Ltd.,
            Term Loan (b) (c)...... NR        NR     07/28/06                    1,597,112
                                                                            --------------

            TELECOMMUNICATIONS--PAGING  0.2%
   4,250    Arch Western Resources,
            LLC, Term Loan......... Ba1       BB+    04/18/08                    4,252,656
                                                                            --------------

            TELECOMMUNICATIONS--WIRELESS  5.7%
   4,546    American Cellular
            Corp., Term Loan....... B3        CC     03/31/08 to 03/31/09        3,305,563
  32,474    BCP SP Ltd., Term Loan
            (b) (g) (l)............ NR        NR     03/31/02 to 03/31/05        9,742,070
   1,500    Centennial Cellular
            Corp., Term Loan....... B3        B      11/30/06                    1,223,250
   1,853    Centennial Puerto Rico
            Operations Corp., Term
            Loan................... NR        NR     11/30/07                    1,476,722
   7,000    Cricket Communications,
            Inc., Term Loan (b).... NR        NR     06/30/07                    1,697,500
   5,778    Crown Castle
            International Corp.,
            Term Loan.............. Ba3       B-     03/15/08                    5,518,581

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------
(000)       BORROWER                MOODY'S   S&P      STATED MATURITY*         VALUE
            TELECOMMUNICATIONS--WIRELESS (CONTINUED)
 $ 7,497    Dobson Operating Co.,
            Term Loan.............. Ba3       B      03/31/08               $    6,987,213
  24,032    Nextel Finance Co.,
            Term Loan.............. Ba3       BB-    12/31/07 to 12/31/08       22,422,405
  12,308    Nextel Partners, Inc.,
            Term Loan.............. B1        B-     01/29/08 to 07/29/08       11,261,218
  17,668    Rural Cellular Corp.,
            Term Loan.............. B2        B+     10/03/08 to 04/03/09       15,342,021
   5,319    Spectrasite
            Communications, Inc.,
            Term Loan.............. B3        CC     12/31/07                    4,750,924
  19,659    Sygnet Wireless, Inc.,
            Term Loan.............. NR        NR     12/23/06 to 12/23/07       17,280,604
  13,545    Triton PCS, Inc., Term
            Loan................... Ba3       BB-    05/04/07                   12,698,137
   2,456    Western Wireless Corp.,
            Term Loan.............. B3        B      09/30/08                    2,006,615
                                                                            --------------
                                                                               115,712,823
                                                                            --------------
            TEXTILES & LEATHER  1.0%
   1,655    Galey & Lord, Inc.,
            Term Loan (c).......... NR        NR     04/02/05 to 04/01/06        1,303,166
  18,313    Norcross Safety
            Products, LLC, Term
            Loan................... B1        NR     09/30/04                   18,221,420
                                                                            --------------
                                                                                19,524,586
                                                                            --------------
            TRANSPORTATION--CARGO  2.2%
   6,662    American Commercial
            Lines, LLC, Term
            Loan................... Caa1      CCC    06/30/06 to 06/30/07        5,393,111
  14,612    Atlas Freighter
            Leasing, Inc., Term
            Loan................... NR        NR     04/25/05 to 04/25/06       10,207,789
  17,294    Evergreen International
            Aviation, Inc., Term
            Loan................... NR        NR     05/07/03                   14,785,977
   4,881    Havco Wood Products,
            Inc., Term Loan (b).... NR        NR     06/30/06                    2,806,434
   2,666    Ingram Industries,
            Inc., Term Loan........ NR        NR     07/02/08                    2,642,453
   3,431    OmniTrax Railroads,
            LLC, Term Loan......... NR        NR     05/13/05                    3,421,930

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------
(000)       BORROWER                MOODY'S   S&P      STATED MATURITY*         VALUE
            TRANSPORTATION--CARGO (CONTINUED)
 $ 2,000    RailAmerica, Inc., Term
            Loan................... Ba3       BB     05/23/09               $    1,998,500
   1,146    Roadway Corp., Term
            Loan................... Baa3      BBB    11/30/06                    1,142,113
   1,439    United States Shipping,
            LLC, Term Loan......... Ba2       BB     09/12/08                    1,443,472
                                                                            --------------
                                                                                43,841,779
                                                                            --------------
            TRANSPORTATION--PERSONAL  0.4%
   6,686    Motor Coach Industries,
            Inc., Term Loan........ B2        B      06/16/05                    5,254,192
   1,995    Transcore Holdings,
            Inc., Term Loan........ NR        NR     10/01/06                    1,999,988
                                                                            --------------
                                                                                 7,254,180
                                                                            --------------
            TRANSPORTATION--RAIL MANUFACTURING  0.2%
   2,435    Helm, Inc., Term
            Loan................... NR        NR     10/18/06                    2,252,735
   2,674    RailWorks Corp., Term
            Loan (b)............... NR        NR     11/13/04                    1,002,836
                                                                            --------------
                                                                                 3,255,571
                                                                            --------------
            UTILITIES  1.3%
   5,755    AES Corp., Term Loan... B2        NR     12/12/05                    5,582,373
   3,200    Consumers Energy Co.,
            Term Loan.............. Ba1       NR     07/11/04                    3,216,000
   2,985    Michigan Electric
            Transmission Co., Term
            Loan................... Baa2      NR     05/01/07                    2,981,269
   2,638    Pike Electric, Inc.,
            Term Loan.............. NR        NR     04/18/10                    2,654,176
   3,583    Southern California
            Edison Co., Term Loan.. Ba2       NR     03/01/03 to 03/01/05        3,578,464
     446    TNP Enterprises, Inc.,
            Term Loan.............. Ba2       BB+    03/30/06                      443,397
   8,985    Westar Energy, Inc.,
            Term Loan.............. NR        NR     06/05/05                    8,838,615
      10    Westar Energy, Inc.,
            Revolving Credit
            Agreement.............. NR        NR     06/05/05                        9,375
                                                                            --------------
                                                                                27,303,669
                                                                            --------------

TOTAL VARIABLE RATE** SENIOR LOAN INTERESTS  90.1%.......................    1,822,941,538
                                                                            --------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

DESCRIPTION                                                       VALUE

NOTES  1.7%
Alderwoods Group, Inc. ($1,976,700 par, 11.00% to 12.25%
  coupon, maturing 01/02/07 to 01/02/09)....................  $    1,894,811
Dade Behring, Inc. ($6,305,525 par, 11.91% coupon, maturing
  10/03/10).................................................       6,620,801
Genesis Health Ventures, Inc. ($12,107,633 par, 6.38%
  coupon, maturing 04/02/07) (h)............................      11,441,713
PCI Chemicals Canada, Inc. ($2,078,348 par, 10.00% coupon,
  maturing 12/31/08)........................................       1,444,452
Pioneer Cos., Inc. ($692,783 par, 4.90% coupon, maturing
  12/31/06) (h).............................................         474,556
Premcor Refining Group, Inc. ($4,000,000 par, 4.13% coupon,
  maturing 08/23/03) (h)....................................       3,970,000
Rowe International, Inc. ($185,317 par, 15.00% coupon,
  maturing 11/15/01) (a) (g)................................               0
Satelites Mexicanos ($11,418,000 par, 5.918% coupon,
  maturing 06/30/04) 144A Private Placement (f) (h).........       8,877,495
                                                              --------------

TOTAL NOTES.................................................      34,723,828
                                                              --------------

EQUITIES  6.0%
AFC Enterprises, Inc. (402,834 common shares) (e)...........       7,408,117
Alderwoods Group, Inc. (137,138 common shares) (e)..........         692,547
American Home Patient, Inc. (Warrants for 10,147 common
  shares) (c) (e)...........................................               0
Audio Visual Services Corp. (98,058 common shares) (d)
  (e).......................................................       1,029,609
Best Products Co., Inc. (297,480 common shares) (e).........               0
Breed Technologies, Inc. (1,345,452 common shares) (a) (d)
  (e).......................................................               0
Chart Industries, Inc. (Warrants for 131,832 common shares)
  (e).......................................................               0
Dade Behring Holdings, Inc. (526,999 common shares) (e).....       9,749,482
Dan River, Inc. (192,060 common shares) (e).................         547,371
DecorateToday.com (198,600 common shares) (a) (d) (e).......         544,164
Fleer/Marvel Entertainment, Inc. (752,654 preferred shares)
  (a) (d)...................................................       9,468,387
Fleer/Marvel Entertainment, Inc. (891,340 common shares) (a)
  (e).......................................................       9,876,047
Flextek Components, Inc. (Warrants for 993 common shares)
  (c) (d) (e) (k)...........................................               0
Genesis Health Ventures, Inc. (1,476,810 common shares)
  (e).......................................................      23,259,758
Genesis Health Ventures, Inc. (16,685 preferred shares) (d)
  (e).......................................................       1,409,882
Imperial Home Decor Group, Inc. (929,571 common shares) (a)
  (d) (e)...................................................               0
Imperial Home Decor Realty, Inc. (929,571 common shares) (a)
  (d) (e)...................................................               0
Kindred Healthcare, Inc. (978,504 common shares) (a) (e)....      16,614,998
London Fog Industries, Inc. (515,922 common shares) (a) (d)
  (e).......................................................       8,187,682
Mediq/PRN Life Support Services, Inc. (22,626 preferred
  shares) (d) (e)...........................................               0
Murray's Discount Auto Stores, Inc. (Warrants for 290 common
  shares) (d) (e)...........................................               0
Nextel International, Inc. (26,667 common shares) (e).......         408,005
Orius Corp. (822,883 common shares) (d) (e).................               0

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

DESCRIPTION                                                       VALUE
EQUITIES (CONTINUED)
Pioneer Cos., Inc. (134,400 common shares) (d) (e)..........  $      336,000
Rotech Healthcare, Inc. (906,852 common shares) (e).........      14,736,345
Rotech Medical Corp. (90,685 common shares) (d) (e).........               0
Rowe International, Inc. (91,173 common shares) (a) (d)
  (e).......................................................               0
Rowe International, Inc. (Warrants for 236,677 common
  shares) (a) (d) (e).......................................               0
Safelite Glass Corp. (402,526 common shares) (d) (e)........       2,954,541
Safelite Realty (27,171 common shares) (d) (e)..............               0
Sarcom Enterprise Educational Services (90 common shares)
  (d) (e)...................................................               0
Sarcom, Inc. (3,613 preferred shares) (d) (e)...............         484,720
Sarcom, Inc. (416,685 common shares) (d) (e)................               0
TeleSpectrum Worldwide, Inc. (11,618,775 common shares) (a)
  (d) (e)...................................................               0
TeleSpectrum Worldwide, Inc. (8,307 preferred shares) (a)
  (d) (e)...................................................               0
Teligent, Inc. (400 common shares) (e)......................               0
Tembec, Inc. (140,409 common shares) (e)....................         978,651
Trans World Entertainment Corp. (3,789,962 common shares)
  (a) (e)...................................................      12,089,979
United Fixtures Holdings, Inc. (196,020 common shares) (a)
  (d) (e)...................................................               0
United Fixtures Holdings, Inc. (53,810 preferred shares) (a)
  (d) (e)...................................................               0
West American Rubber Co., LLC (5.04% ownership interest) (d)
  (e).......................................................               0
                                                              --------------

TOTAL EQUITIES  6.0%........................................     120,776,285
                                                              --------------

TOTAL LONG-TERM INVESTMENTS  97.8%
  (Cost $2,435,747,058).....................................   1,978,441,651
                                                              --------------

SHORT-TERM INVESTMENTS  2.3%
REPURCHASE AGREEMENT  2.0%
State Street Bank & Trust Corp. ($40,500,000 par
  collateralized by U.S. Government Obligations in a pooled
  cash account, 1.18% coupon, dated 01/31/03, to be sold on
  02/03/03 at $40,503,983) (j)..............................      40,500,000
                                                              --------------

TIME DEPOSIT  0.3%
State Street Bank & Trust Corp. ($5,527,090 par, 0.75%
  coupon, dated 01/31/03, to be sold on 02/03/03 at
  $5,527,435) (j)...........................................       5,527,090
                                                              --------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $46,027,090)........................................      46,027,090
                                                              --------------

TOTAL INVESTMENTS  100.1%
  (Cost $2,481,774,148).....................................   2,024,468,741

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

DESCRIPTION                                                       VALUE
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.1%)...............  $   (2,720,088)
                                                              --------------

NET ASSETS  100.0%..........................................  $2,021,748,653
                                                              ==============

NR--Not rated

+ Bank Loans rated below Baa by Moody's Investor Service, Inc. or BBB by
  Standard & Poor's Group are considered to be below investment grade.

(1)  Industry percentages are calculated as a percentage of net assets.

(a) Affiliated company. See notes to financial statements.

(b) This Senior Loan interest is non-income producing.

(c) This borrower has filed for protection in federal bankruptcy court.

(d) Restricted security.

(e) Non-income producing security as this stock currently does not declare dividends.

(f) 144A Securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(g) This borrower is in the process of restructuring or amending the terms of this loan.

(h) Variable rate security. Interest rate shown is that in effect at January 31, 2003.

(i) Fixed rate security.

(j) A portion of this security is segregated in connection with unfunded loan commitments.

(k) This borrower is currently in liquidation.

(l) Payment-in-kind security.

* Senior Loans in the Trust's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Trust's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Trust's portfolio may be substantially less than the stated maturities shown. Although the Trust is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Trust estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

** Senior Loans in which the Trust invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks or (iii) the certificate of deposit rate. Senior Loans are generally considered to be restricted in that the Trust ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
January 31, 2003 (Unaudited)

ASSETS:
Total Investments (Cost $2,481,774,148).....................  $2,024,468,741
Cash........................................................       5,454,080
Receivables:
  Investments Sold..........................................      25,446,982
  Interest and Fees.........................................       8,177,882
  Trust Shares Sold.........................................          85,755
Other.......................................................          62,556
                                                              --------------
    Total Assets............................................   2,063,695,996
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      35,733,319
  Investment Advisory Fee...................................       1,693,341
  Income Distributions......................................       1,505,107
  Administrative Fee........................................         445,616
  Distributor and Affiliates................................         421,786
  Trust Shares Repurchased..................................          23,503
Accrued Expenses............................................       1,500,257
Trustees' Deferred Compensation and Retirement Plans........         624,414
                                                              --------------
    Total Liabilities.......................................      41,947,343
                                                              --------------
NET ASSETS..................................................  $2,021,748,653
                                                              ==============
Net Asset Value Per Common Share ($2,021,748,653 divided by
  260,651,867 shares outstanding)...........................  $         7.76
                                                              ==============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 260,651,867 shares issued and
  outstanding)..............................................  $    2,606,519
Paid in Surplus.............................................   3,271,250,423
Accumulated Undistributed Net Investment Income.............       3,424,324
Net Unrealized Depreciation.................................    (457,305,407)
Accumulated Net Realized Loss...............................    (798,227,206)
                                                              --------------
NET ASSETS..................................................  $2,021,748,653
                                                              ==============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended January 31, 2003 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $  64,766,459
Dividends...................................................        269,115
Other.......................................................      2,521,127
                                                              -------------
    Total Income............................................     67,556,701
                                                              -------------
EXPENSES:
Investment Advisory Fee.....................................     11,072,306
Administrative Fee..........................................      2,913,765
Shareholder Services........................................      1,437,201
Legal.......................................................        927,076
Custody.....................................................        378,188
Other.......................................................      1,171,435
                                                              -------------
    Total Operating Expenses................................     17,899,971
    Less Credits Earned on Cash Balances....................         80,434
                                                              -------------
    Net Operating Expenses..................................     17,819,537
    Interest Expense........................................         13,823
                                                              -------------
NET INVESTMENT INCOME.......................................  $  49,723,341
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $ (85,076,146)
                                                              -------------
Unrealized Appreciation/Depreciation:
    Beginning of the Period.................................   (434,303,949)
    End of the Period.......................................   (457,305,407)
                                                              -------------
Net Unrealized Depreciation During the Period...............    (23,001,458)
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $(108,077,604)
                                                              =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $ (58,354,263)
                                                              =============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                    SIX MONTHS ENDED      YEAR ENDED
                                                    JANUARY 31, 2003     JULY 31, 2002
                                                    -----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................  $   49,723,341     $   161,678,241
Net Realized Loss..................................     (85,076,146)       (178,082,248)
Net Unrealized Depreciation During the Period......     (23,001,458)        (34,932,297)
                                                     --------------     ---------------
Change in Net Assets from Operations...............     (58,354,263)        (51,336,304)
Distributions from Net Investment Income...........     (49,851,264)       (151,858,532)
                                                     --------------     ---------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................    (108,205,527)       (203,194,836)
                                                     --------------     ---------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..........................       6,696,317          28,378,816
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.....................................      24,491,357          73,318,476
Cost of Shares Repurchased.........................    (459,923,891)     (1,329,486,630)
                                                     --------------     ---------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.....................................    (428,736,217)     (1,227,789,338)
                                                     --------------     ---------------
TOTAL DECREASE IN NET ASSETS.......................    (536,941,744)     (1,430,984,174)
NET ASSETS:........................................
Beginning of the Period............................   2,558,690,397       3,989,674,571
                                                     --------------     ---------------
End of the Period (Including accumulated
  undistributed net investment income of $3,424,324
  and $3,552,247, respectively)....................  $2,021,748,653     $ 2,558,690,397
                                                     ==============     ===============

See Notes to Financial Statements

Statement of Cash Flows
For the Six Months Ended January 31, 2003 (Unaudited)

CHANGE IN NET ASSETS FROM OPERATIONS........................ $ (58,354,263)
                                                             -------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Used for Operating Activities:
  Decrease in Investments at Value..........................   528,758,133
  Decrease in Interest and Fees Receivables.................     2,718,266
  Decrease in Receivable for Investments Sold...............    15,562,292
  Decrease in Other Assets..................................        58,792
  Decrease in Investment Advisory Fee Payable...............      (488,376)
  Decrease in Administrative Fee Payable....................      (128,520)
  Decrease in Distributor and Affiliates Payable............      (254,885)
  Decrease in Payable for Investments Purchased.............    (3,163,241)
  Decrease in Accrued Expenses..............................      (276,980)
  Decrease in Trustees' Deferred Compensation and Retirement
    Plans...................................................       (44,272)
                                                             -------------
    Total Adjustments.......................................   542,741,209
                                                             -------------
NET CASH PROVIDED BY OPERATING ACTIVITIES...................   484,386,946
                                                             -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Shares Sold...................................     6,747,076
Change in Intra-day Credit Line with Custodian Bank.........        (3,806)
Payments on Shares Repurchased..............................  (459,944,350)
Cash Dividends Paid.........................................   (25,731,786)
                                                             -------------
Net Cash Used for Financing Activities......................  (478,932,866)
                                                             -------------
NET INCREASE IN CASH........................................     5,454,080
Cash at Beginning of the Period.............................           -0-
                                                             -------------
CASH AT THE END OF THE PERIOD............................... $   5,454,080
                                                             =============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                             SIX MONTHS
                               ENDED                      YEAR ENDED JULY 31,
                              JAN. 31,    ----------------------------------------------------
                              2003 (c)    2002 (c)   2001 (c)     2000       1999       1998
                             -----------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF THE PERIOD..............  $   8.09    $   8.61   $   9.50   $   9.85   $   9.98   $   9.96
                              --------    --------   --------   --------   --------   --------
 Net Investment Income......       .17         .41        .66        .68        .64        .68
 Net Realized and Unrealized
   Gain/Loss................      (.33)       (.55)      (.86)      (.36)      (.13)       .01
                              --------    --------   --------   --------   --------   --------
Total from Investment
 Operations.................      (.16)       (.14)      (.20)       .32        .51        .69
Less Distributions from Net
 Investment Income..........       .17         .38        .69        .67        .64        .67
                              --------    --------   --------   --------   --------   --------
NET ASSET VALUE, END OF THE
 PERIOD.....................  $   7.76    $   8.09   $   8.61   $   9.50   $   9.85   $   9.98
                              ========    ========   ========   ========   ========   ========

Total Return (a)............    -2.11%*     -1.61%     -2.11%      3.15%      5.23%      7.22%
Net Assets at End of the
 Period (In millions).......  $2,021.7    $2,558.7   $3,989.7   $6,458.0   $8,136.4   $7,312.9
Ratio of Operating Expenses
 to Average Net Assets......     1.54%       1.43%      1.43%      1.34%      1.35%      1.41%
Ratio of Net Investment
 Income to Average Net
 Assets.....................     4.27%       4.85%      7.34%      6.97%      6.48%      6.81%
Portfolio Turnover (b)......       18%*        36%        42%        36%        44%        73%

 * Non-Annualized

(a) Total return assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period and tender of all shares at the end of the period indicated, excluding payment of 3% imposed on most shares accepted by the Trust for repurchase within the first year and declining to 0% after the fifth year. If the early withdrawal charge was included, total return would be lower.

(b) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(c) Based on average shares outstanding.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

January 31, 2003 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Prime Rate Income Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust invests primarily in adjustable rate Senior Loans. Senior Loans are business loans that have a senior right to payment and are made to borrowers that may be corporations, partnerships, or other entities. These borrowers operate in a variety of industries and geographic regions. The Trust commenced investment operations on October 4, 1989.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION The Trust's Senior Loans are valued by the Trust following valuation guidelines established and periodically reviewed by the Trust's Board of Trustees. Under the valuation guidelines, Senior Loans for which reliable market quotes are readily available are valued at the mean of such bid and ask quotes. Where reliable market quotes are not readily available, Senior Loans are valued, where possible, using independent market indicators provided by independent pricing sources approved by the Board of Trustees. Other Senior Loans are valued by independent pricing sources approved by the Board of Trustees based upon pricing models developed, maintained and operated by those pricing sources or valued by Van Kampen Investment Advisory Corp. (the "Adviser") by considering a number of factors including consideration of market indicators, transactions in instruments which the Adviser believes may be comparable (including comparable credit quality, interest rate redetermination period and maturity), the credit worthiness of the Borrower, the current interest rate, the period until the next interest rate redetermination and the maturity of such Senior Loans. Consideration of comparable instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the Senior Loans in the Trust's portfolio. The fair value of Senior Loans are reviewed and approved by the Trust's Valuation Committee and Board of Trustees.

    Equity securities are valued on the basis of prices furnished by pricing services or at fair value as determined in good faith by the Adviser under the direction of the Board of Trustees.

NOTES TO
FINANCIAL STATEMENTS

January 31, 2003 (Unaudited)

    Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term loan participations are valued at cost in the absence of any indication of impairment.

    The Trust may invest in repurchase agreements, which are short-term investments in which the Trust acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Trust will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Trust.

B. SECURITY TRANSACTIONS Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Facility fees on senior loans purchased are treated as market discounts. Market premiums are amortized and discounts are accreted over the stated life of each applicable senior loan, note or other fixed-income security.

    Other income is comprised primarily of amendment fees. Amendment fees are earned as compensation for agreeing to changes in loan agreements.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At July 31, 2002, the Trust had an accumulated capital loss carryforward for tax purposes of $481,334,290, which will expire between July 31, 2004 and July 31, 2010.

    At January 31, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $2,571,301,532
                                                                ==============
Gross tax unrealized appreciation...........................         9,437,039
Gross tax unrealized depreciation...........................      (556,269,830)
                                                                --------------
Net tax unrealized depreciation on investments..............    $ (546,832,791)
                                                                ==============

NOTES TO
FINANCIAL STATEMENTS

January 31, 2003 (Unaudited)

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the year ended July 31, 2002 was as follows:

                                                                    2002
Distributions paid from:
  Ordinary income...........................................    $151,858,532
  Long-term capital gain....................................             -0-
                                                                ------------
                                                                $151,858,532

    As of July 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $1,700,887

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses related to wash sale transactions and losses that were recognized for book purposes but not for tax purposes at the end of the fiscal year.

F. CREDITS EARNED ON CASH BALANCES During the six months ended January 31, 2003, the Trust's custody fee was reduced by $80,434 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $4.0 billion..........................................       .950%
Next $3.5 billion...........................................       .900%
Next $2.5 billion...........................................       .875%
Over $10 billion............................................       .850%

NOTES TO
FINANCIAL STATEMENTS

January 31, 2003 (Unaudited)

    In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc., the Trust's Administrator, at an annual rate of .25% of the average daily net assets of the Trust. The administrative services to be provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Senior Loans in the Trust's portfolio and providing certain services to the holders of the Trust's securities.

    For the six months ended January 31, 2003, the Trust recognized expenses of approximately $618,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under a Legal Services agreement, the Adviser provides legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended January 31, 2003, the Trust recognized expenses of approximately $35,600 representing Van Kampen Investments Inc.'s or its affiliates (collectively "Van Kampen") cost of providing legal services to the Trust, which are reported as "Legal" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent of the Trust. For the six months ended January 31, 2003, the Trust recognized expenses for these services of approximately $1,036,100 representing shareholder servicing fees paid to VKIS. Shareholder servicing fees are determined through negotiations with the Trust's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

    During the period, the Trust owned shares of the following affiliated companies. Affiliated companies are defined by the Investment Company Act of

NOTES TO
FINANCIAL STATEMENTS

January 31, 2003 (Unaudited)

1940, as amended, as those companies in which a trust holds 5% or more of the outstanding voting securities.

                                                                  INTEREST/     MARKET
                                         PAR/        REALIZED     DIVIDEND       VALUE
NAME                                    SHARES*     GAIN/(LOSS)    INCOME       1/31/03        COST
American Blind and Wallpaper
 Factory, Inc.--Term Loan...........  $ 1,470,096       $0         $97,332    $ 1,470,096   $ 1,470,096
Breed Technologies, Inc.--Common
 Shares.............................    1,345,452        0               0              0     7,628,713
Breed Technologies, Inc.-- Term
 Loan...............................  $ 7,233,449        0         462,137      6,835,609     7,233,449
Decorate Today.com--Common Shares...      198,600        0               0        544,164     3,505,909
Fleer/Marvel Entertainment, Inc.--
 Common Shares......................      891,340        0               0      9,876,047     8,481,666
Fleer/Marvel Entertainment, Inc.--
 Preferred Shares...................      752,654        4         269,115      9,468,387    17,059,674
Imperial Home Decor Group, Inc.--
 Common Shares......................      929,571        0               0              0       948,162
Imperial Home Decor Realty, Inc.--
 Common Shares......................      929,571        0               0              0             0
Imperial Home Decor Group, Inc.--
 Term Loan..........................  $ 2,582,142        0          85,130        116,196     2,582,142
Kindred Healthcare Inc.--Common
 Shares.............................      978,504        0               0     16,614,998    28,370,868
Kindred Healthcare Inc.--Term
 Loan...............................  $25,339,043        0         794,188     24,325,482    21,152,132
London Fog Industries, Inc.--Common
 Shares.............................      515,922        0               0      8,187,682    33,576,536
Rowe International, Inc.--Common
 Shares.............................       91,173        0               0              0     3,013,602
Rowe International, Inc.-- Term
 Loan...............................  $ 5,842,008        0         125,941              0     5,850,680
Rowe International, Inc.--
 Subordinated Loan..................  $   185,317        0          14,013              0       185,317
Rowe International,
 Inc.--Warrants.....................      236,677        0               0              0             0
TeleSpectrum Worldwide, Inc.--
 Common & Preferred Shares..........   11,627,082        0               0              0             0
TeleSpectrum Worldwide, Inc.--Term
 Loan...............................  $ 1,869,163        0          81,553      1,205,610     1,108,323
Transworld Entertainment Corp.--
 Common Shares......................    3,789,962        0               0     12,089,979    69,448,017
United Fixtures Holdings, Inc.--
 Common & Preferred Shares..........      249,830        0               0              0       535,486
United Fixtures Holdings, Inc.--
 Term Loan..........................  $ 3,395,671        0          86,354      3,293,801     3,395,671

* Shares were acquired through the restructuring of senior loan interests

3. CAPITAL TRANSACTIONS

At January 31, 2003 and July 31, 2002, paid in surplus aggregated $3,271,250,423 and $3,699,431,796, respectively.

NOTES TO
FINANCIAL STATEMENTS

January 31, 2003 (Unaudited)

Transactions in common shares were as follows:

                                                      SIX MONTHS ENDED     YEAR ENDED
                                                      JANUARY 31, 2003    JULY 31, 2002
Beginning Shares....................................    316,136,296        463,467,203
                                                        -----------       ------------
Shares Sold.........................................        856,943          3,382,131
Shares Issued Through Dividend Reinvestment.........      3,137,398          8,743,854
Shares Repurchased..................................    (59,478,770)      (159,456,892)
                                                        -----------       ------------
Net Change in Shares Outstanding....................    (55,484,429)      (147,330,907)
                                                        -----------       ------------
Ending Shares.......................................    260,651,867        316,136,296
                                                        ===========       ============

On November 25, 2002, the Trustees of the Van Kampen Senior Floating Rate Fund ("Target Fund") announced its intention to merge the Target Fund into the Van Kampen Prime Rate Income Trust ("Acquiring Fund"). The Trustees of each of the funds have approved in principle an agreement and plan reorganization between the funds providing for a transfer of assets and liabilities of the Target Fund to the Acquiring Fund in exchange for Class C shares of the Acquiring Fund (the "Reorganization"). The Reorganization is subject to the approval by the shareholders of the Target Fund.

4. INVESTMENT TRANSACTIONS

During the period, the costs of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $389,788,318 and $794,157,892, respectively.

5. TENDER OF SHARES

The Board of Trustees currently intends, each quarter, to consider authorizing the Trust to make tender offers for all or a portion of its then outstanding common shares at the net asset value of the shares on the expiration date of the tender offer. For the six months ended January 31, 2003, 59,478,770 shares were tendered and repurchased by the Trust.

6. EARLY WITHDRAWAL CHARGE

An early withdrawal charge to recover offering expenses will be imposed in connection with most common shares held for less than five years which are accepted by the Trust for repurchase pursuant to tender offers. The early withdrawal charge will be payable to Van Kampen. Any early withdrawal charge

NOTES TO
FINANCIAL STATEMENTS

January 31, 2003 (Unaudited)

which is required to be imposed will be made in accordance with the following schedule.

                                                                WITHDRAWAL
YEAR OF REDEMPTION                                                CHARGE
First.......................................................       3.0%
Second......................................................       2.5%
Third.......................................................       2.0%
Fourth......................................................       1.5%
Fifth.......................................................       1.0%
Sixth and following.........................................       0.0%

    For the six months ended January 31, 2003, Van Kampen received early withdrawal charges of approximately $2,024,500 in connection with tendered shares of the Trust.

7. COMMITMENTS/BORROWINGS

Pursuant to the terms of certain of the Senior Loan agreements, the Trust had unfunded loan commitments of approximately $45,617,900 as of January 31, 2003. The Trust intends to reserve against such contingent obligations by segregating cash, liquid securities and liquid Senior Loans as a reserve.

    The Trust, along with the Van Kampen Senior Floating Rate Fund, has entered into a revolving credit agreement with a syndicate led by Bank of America for an aggregate of $400,000,000, which will terminate on November 7, 2003. The proceeds of any borrowing by the Trust under the revolving credit agreement shall be used for temporary liquidity purposes and funding of shareholder tender offers. Annual commitment fees of .11% are charged on the unused portion of the credit line. For the six months ended January 31, 2003, the Trust recognized commitment fee expenses of approximately $468,300. Borrowings under this facility will bear interest at either the LIBOR rate or the Federal Funds rate plus .50%.

8. SENIOR LOAN PARTICIPATION COMMITMENTS

The Trust invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Trust and the borrower.

NOTES TO
FINANCIAL STATEMENTS

January 31, 2003 (Unaudited)

    At January 31, 2003, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Trust on a participation basis.

                                                              PRINCIPAL
                                                               AMOUNT      VALUE
SELLING PARTICIPANT                                             (000)      (000)
Credit Suisse...............................................   $1,146      $1,142
Goldman Sachs...............................................      793         748
                                                               ------      ------
Total.......................................................   $1,939      $1,890
                                                               ======      ======

9. LITIGATION

On September 28, 2001 and October 11, 2001, separate complaints were filed in the United States District Court for the Northern District of Illinois each by a shareholder of the Trust against the Trust, the Adviser, Van Kampen Funds Inc. and certain directors and officers of the Trust. The respective complaints, framed as class actions, allege misstatements and omissions in the Trust's registration statements in violation of the federal securities laws. The separate complaints were consolidated on or about December 15, 2001, and the class was certified on or about August 26, 2002. The consolidated action is entitled Abrams et al. v. Van Kampen Funds, Inc., et al., No. 01 C 7538 (N.D. Ill., Hart J.).

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Prime Rate Income Trust

We have audited the accompanying statement of assets and liabilities of Van Kampen Prime Rate Income Trust (the "Trust"), including the portfolio of investments, as of July 31, 2002, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Trust's financial highlights for the periods ended prior to July 31, 2000 were audited by other auditors whose report, dated September 14, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the Trust's custodian, brokers, and selling or agent banks; where replies were not received, we performed alternative procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Prime Rate Income Trust as of July 31, 2002, the results of its operations, cash flows, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
September 6, 2002

                BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

July 31, 2002
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.(1)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*        VALUE
            VARIABLE RATE** SENIOR LOAN INTERESTS  90.3%
            AEROSPACE/DEFENSE  1.9%
 $ 7,590    Aerostructures Corp.,
            Term Loan............... NR        BB-    12/31/03 to 09/06/04  $    7,544,605
   3,584    Alliant Techsystems,
            Inc., Term Loan......... Ba2       BB-    04/20/09                   3,621,127
   5,221    DeCrane Aircraft
            Holdings, Inc., Term
            Loan.................... B2        B+     09/30/05                   5,142,886
   4,169    DRS Technologies, Inc.,
            Term Loan............... Ba3       BB-    09/30/08                   4,199,764
   9,923    EG&G Technical Services,
            Inc., Term Loan......... B1        NR     08/20/07                   9,922,515
   6,251    Fairchild Corp., Term
            Loan.................... B1        B+     04/30/06                   6,157,344
     648    Integrated Defense
            Technologies, Inc., Term
            Loan.................... NR        NR     03/04/08                     650,806
   4,608    United Defense
            Industries, Inc., Term
            Loan.................... Ba3       BB-    08/13/09                   4,623,749
   5,772    Vought Aircraft
            Industries, Inc., Term
            Loan.................... NR        NR     12/31/06 to 06/30/08       5,794,534
                                                                            --------------
                                                                                47,657,330
                                                                            --------------
            AUTOMOTIVE  4.1%
   2,945    American Axle &
            Manufacturing Holdings,
            Inc., Term Loan......... Ba2       BB     04/30/06                   2,948,021
   7,233    Breed Technologies,
            Inc., Term
            Loan (a) (i)............ NR        NR     12/20/04                   6,835,609
   4,764    Citation Corp., Term
            Loan.................... NR        B+     12/01/07                   4,240,177
   5,800    Dura Operating Corp.,
            Term Loan............... Ba3       BB     12/31/08                   5,842,595
  51,102    Federal-Mogul Corp.,
            Term Loan (c)........... NR        NR     10/05/03 to 02/24/05      39,633,781

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*        VALUE
            AUTOMOTIVE (CONTINUED)
 $ 2,996    Federal-Mogul Corp.,
            Revolving Credit
            Agreement (c)........... NR        NR     02/24/04              $    2,981,430
   9,342    Metalforming
            Technologies, Inc., Term
            Loan.................... NR        NR     06/30/06                   5,698,843
  14,625    MetoKote Corp., Term
            Loan.................... B1        B+     11/04/05                  13,747,500
     379    Oshkosh Truck Corp.,
            Term Loan............... NR        BB+    01/31/07                     381,929
  13,443    Safelite Glass Corp.,
            Term Loan............... NR        NR     09/30/07                  13,140,377
   2,494    Stoneridge, Inc., Term
            Loan.................... Ba3       BB-    04/30/08                   2,506,219
   7,828    ThermaSys Corp., Term
            Loan.................... NR        NR     08/25/07                   6,763,738
                                                                            --------------
                                                                               104,720,219
                                                                            --------------
            BANKING  0.4%
  10,080    Golden State Bancorp.,
            Term Loan............... NR        NR     12/20/02                  10,029,600
                                                                            --------------

            BEVERAGE, FOOD & TOBACCO  4.6%
  29,771    Agrilink Foods, Inc.,
            Term Loan............... B1        B+     09/30/04 to 09/30/05      29,748,285
  21,623    Aurora Foods, Inc., Term
            Loan.................... B2        B-     06/30/05 to 09/30/06      20,171,226
   5,205    B & G Foods, Inc., Term
            Loan.................... B1        B+     03/31/06                   5,202,960
     947    Cott Beverages, Inc.,
            Term Loan............... NR        BB     12/31/06                     952,076
  14,169    Dean Foods Co., Term
            Loan.................... Ba2       BB+    07/15/07 to 07/15/08      14,234,655
  12,411    Doane Pet Care Co., Term
            Loan.................... B1        B+     12/31/05 to 12/31/06      12,171,872
   1,401    Hartz Mountain Corp.,
            Term Loan............... NR        NR     12/31/07                   1,404,422
   2,253    Imperial Sugar Corp.,
            Term Loan............... NR        NR     12/31/04 to 12/31/06       1,791,310
   1,333    Interstate Brands Corp.,
            Term Loan............... Ba1       BBB-   07/19/07                   1,340,667

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*        VALUE
            BEVERAGE, FOOD & TOBACCO (CONTINUED)
 $ 3,003    Land O' Lakes, Inc.,
            Term Loan............... Ba2       BBB-   10/10/08              $    2,796,449
   6,398    Mafco Worldwide Corp.,
            Term Loan............... NR        NR     03/31/06                   6,333,712
     499    Meow Mix Co., Term
            Loan.................... Ba3       NR     01/31/08                     502,491
   3,646    Merisant Co., Term
            Loan.................... Ba3       BB-    03/31/07                   3,675,733
   1,995    National Dairy Holdings,
            LP, Term Loan........... Ba2       BB+    04/29/09                   2,005,390
     829    New World Pasta Co.,
            Term Loan............... B1        B      01/28/06                     827,961
     960    New World Pasta Co.,
            Revolving Credit
            Agreement............... B1        B      01/28/05                     948,000
   7,000    Pinnacle Foods, Inc.,
            Term Loan............... Ba3       BB-    05/22/08                   7,070,000
   3,000    Southern Wine & Spirits
            of America, Inc., Term
            Loan.................... NR        NR     07/02/08                   3,015,939
   3,980    Weight Watchers
            International, Inc.,
            Term Loan............... Ba1       BB-    12/31/07                   4,009,850
                                                                            --------------
                                                                               118,202,998
                                                                            --------------
            BROADCASTING--CABLE  5.4%
   9,751    CC VIII Operating, LLC,
            Term Loan............... Ba3       BB+    02/02/08                   8,532,125
  75,417    Charter Communications
            Operating, LLC, Term
            Loan (j)................ Ba3       BBB-   09/18/07 to 03/18/08      65,809,529
  38,032    Falcon Cable
            Communications, LP, Term
            Loan.................... Ba3       NR     12/31/07                  34,608,718
  12,432    Frontiervision Operating
            Partners, LP, Term
            Loan (c)................ B2        D      09/30/05 to 03/31/06      10,413,368
   2,917    Frontiervision Operating
            Partners, LP, Revolving
            Credit Agreement (c).... B2        D      10/31/05                   2,424,603

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*        VALUE
            BROADCASTING--CABLE (CONTINUED)
 $ 4,750    Insight Midwest
            Holdings, LLC, Term
            Loan.................... Ba3       BB+    06/30/09 to 12/31/09  $    4,521,043
   5,250    MCC Iowa, LLC, Term
            Loan.................... NR        NR     09/30/10                   5,087,250
  10,080    Olympus Cable Holdings,
            LLC, Term Loan (c)...... B2        D      09/30/10                   8,251,196
                                                                            --------------
                                                                               139,647,832
                                                                            --------------
            BROADCASTING--DIVERSIFIED  1.0%
   3,355    Clear Channel
            Communications, Inc.,
            Revolving Credit
            Agreement............... Baa3      BBB-   06/30/05                   3,270,725
   4,583    Hughes Electronics
            Corp., Term Loan........ Ba3       BB     12/05/02                   4,581,184
  14,626    Muzak Audio
            Communications, Inc.,
            Term Loan............... B2        B+     12/31/06                  14,065,537
   3,422    White Knight
            Broadcasting, Inc., Term
            Loan.................... NR        NR     03/31/03                   2,806,437
                                                                            --------------
                                                                                24,723,883
                                                                            --------------
            BROADCASTING--TELEVISION  0.3%
   2,000    Gray Communications
            Systems, Inc., Term
            Loan.................... Ba3       B+     09/30/09                   2,006,250
   6,549    Quorum Broadcasting,
            Inc., Term Loan......... NR        NR     12/31/04                   5,861,334
                                                                            --------------
                                                                                 7,867,584
                                                                            --------------
            BUILDINGS & REAL ESTATE  1.3%
  12,484    Builders FirstSource,
            Inc., Term Loan......... NR        BB-    12/30/05                  11,859,416
   9,280    Corrections Corp. of
            America, Term Loan...... B1        B+     05/31/06 to 03/31/08       9,351,536
   5,950    Macerich Co., Term
            Loan.................... NR        NR     01/26/03 to 07/26/05       5,950,000
   5,750    Ventas, Inc., Term
            Loan.................... NR        NR     04/17/07                   5,775,156
   1,131    Ventas, Inc., Revolving
            Credit Agreement........ NR        NR     04/17/05                   1,087,582
                                                                            --------------
                                                                                34,023,690
                                                                            --------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*        VALUE
            CHEMICALS, PLASTICS &
            RUBBER  3.8%
 $ 9,111    Cedar Chemicals Corp.,
            Term Loan (b) (c)....... NR        NR     10/03/03              $    2,277,738
   4,998    Foamex LP, Term Loan.... B2        BB-    06/30/05 to 06/30/06       5,001,290
   9,742    GenTek, Inc., Term
            Loan.................... Caa2      CCC    04/30/07 to 10/31/07       6,410,284
   4,596    GEO Specialty Chemicals,
            Inc., Term Loan......... B1        B+     12/31/07                   4,419,273
  16,459    Huntsman Corp., Term
            Loan.................... Caa2      NR     12/31/02 to 12/31/05      14,782,055
   9,467    Huntsman Corp.,
            Revolving Credit
            Agreement............... Caa2      NR     12/31/02                   8,188,667
  15,735    Huntsman ICI Chemicals,
            LLC, Term Loan.......... B2        B+     06/30/07 to 06/30/08      15,777,140
   4,290    Jet Plastica Industries,
            Inc., Term Loan......... NR        NR     12/31/03                   3,324,363
   1,000    Jet Plastica Industries,
            Inc., Revolving Credit
            Agreement............... NR        NR     12/31/02                     775,000
   4,553    Lyondell Chemical Co.,
            Term Loan............... Ba3       NR     05/17/06                   4,615,071
   5,000    Messer Griesheim, Term
            Loan.................... Ba3       BB     04/27/09 to 04/27/10       5,040,625
   5,827    Nutrasweet Acquisition
            Corp., Term Loan........ Ba3       NR     05/25/07 to 05/25/09       5,842,786
   5,970    OM Group, Inc., Term
            Loan.................... Ba3       BB     04/01/07                   5,984,647
   7,737    Texas Petrochemicals
            Corp., Term Loan........ B1        NR     12/31/02 to 06/30/04       7,734,206
   1,049    Texas Petrochemicals
            Corp., Revolving Credit
            Agreement............... B1        NR     12/30/02                   1,022,667
   4,802    TruSeal Technologies,
            Inc., Term Loan......... NR        NR     06/30/04                   4,721,047

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*        VALUE
            CHEMICALS, PLASTICS & RUBBER (CONTINUED)
 $ 9,992    United Plastics Group,
            Inc., Term Loan......... NR        NR     12/31/06              $    1,971,830
     411    West American Rubber
            Co., LLC, Term Loan..... NR        NR     11/09/03                     411,162
                                                                            --------------
                                                                                98,299,851
                                                                            --------------
            CONSTRUCTION MATERIAL  0.9%
   3,332    Brand Scaffold Services,
            Inc., Term Loan......... B1        NR     09/30/03                   3,307,347
   4,913    Dayton Superior Corp.,
            Term Loan............... Ba3       BB-    06/02/08                   4,909,742
   7,038    Flextek Components,
            Inc., Term
            Loan (b) (c)............ NR        NR     08/31/03                     126,690
   7,359    Magnatrax Corp., Term
            Loan.................... NR        NR     11/15/05                   6,389,768
   3,985    Werner Holding Co.,
            Inc., Term Loan......... Ba3       B+     11/30/04 to 11/30/05       3,960,865
   3,585    Wilmar Industries, Inc.,
            Term Loan............... NR        NR     09/29/05 to 09/29/07       3,518,156
                                                                            --------------
                                                                                22,212,568
                                                                            --------------
            CONTAINERS, PACKAGING & GLASS  4.0%
  13,751    Dr. Pepper/Seven Up
            Bottling Group, Inc.,
            Term Loan............... NR        NR     10/07/07                  13,835,190
   7,282    Fleming Packaging Corp.,
            Term Loan............... NR        NR     08/31/04                   6,335,050
  14,435    Graham Packaging Co.,
            Term Loan............... B2        B      01/31/06 to 01/31/07      14,381,906
   1,704    Impress Metal Packaging
            Holding B.V., Term
            Loan.................... NR        B      12/31/06                   1,695,169
   9,799    Kranson Industries,
            Inc., Term Loan......... NR        NR     12/31/06                   9,701,005
   4,913    LLS Corp., Term
            Loan (b) (c)............ NR        NR     07/31/06                   2,759,189
   4,889    Nexpak Corp., Term
            Loan.................... NR        NR     03/31/04                   4,253,042
  10,249    Owens-Illinois, Inc.,
            Term Loan............... NR        NR     03/31/04                  10,201,896
   6,288    Owens-Illinois, Inc.,
            Revolving Credit
            Agreement............... NR        NR     03/31/04                   6,130,019

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*        VALUE
            CONTAINERS, PACKAGING & GLASS (CONTINUED)
 $ 4,791    Packaging Dynamics, Term
            Loan.................... NR        NR     11/20/05              $    4,719,405
   7,857    Pliant Corp., Term
            Loan.................... B2        B+     05/31/08                   7,887,589
   1,000    Riverwood International
            Corp., Term Loan........ B1        B      03/31/07                   1,003,594
   1,667    Silgan Holdings, Inc.,
            Term Loan............... Ba2       BB-    11/30/08                   1,667,708
   5,000    Stone Container Corp.,
            Term Loan............... Ba3       B+     06/30/09                   5,000,000
   6,788    Stronghaven, Inc., Term
            Loan.................... NR        NR     05/15/04                   5,430,126
   2,970    Tekni-Plex, Inc., Term
            Loan.................... B1        B+     06/21/08                   2,979,595
   3,880    U.S. Can Corp., Term
            Loan.................... B2        B      01/04/06                   3,649,234
                                                                            --------------
                                                                               101,629,717
                                                                            --------------
            DIVERSIFIED MANUFACTURING  2.9%
  25,316    Chart Industries, Inc,
            Term Loan............... NR        NR     03/31/06                  18,986,756
   2,463    EnerSys, Term Loan...... NR        NR     11/09/08                   2,474,828
     792    Graf Technology
            International, Inc.,
            Term Loan............... NR        NR     12/31/07                     794,480
  11,892    Mueller Group, Inc.,
            Term Loan............... B1        B+     05/31/08                  11,930,882
  16,785    Neenah Foundry Co., Term
            Loan.................... Caa1      B-     09/30/05                  15,861,920
   6,501    SPX Corp., Term Loan.... Ba2       BB+    09/30/04 to 03/31/10       6,501,734
   3,396    United Fixtures Co.,
            Term Loan (a)........... NR        NR     12/31/04                   3,395,671
  10,000    Walter Industries, Inc.,
            Term Loan............... NR        NR     10/15/03                   9,850,000
   5,414    Western Industries,
            Inc., Term Loan......... NR        NR     06/23/06                   3,654,731
                                                                            --------------
                                                                                73,451,002
                                                                            --------------
            ECOLOGICAL  3.0%
  60,394    Allied Waste North
            America, Inc., Term
            Loan (j)................ Ba3       BB     07/21/05 to 07/21/07      57,109,701

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*        VALUE
            ECOLOGICAL (CONTINUED)
 $ 4,772    Casella Waste Systems,
            Inc., Term Loan......... B1        BB-    12/14/06              $    4,784,526
   4,894    Duratek, Inc., Term
            Loan.................... NR        NR     12/08/06                   4,698,410
  20,556    Safety-Kleen Corp., Term
            Loan (b) (c)............ NR        NR     04/03/05 to 04/03/06      10,263,254
                                                                            --------------
                                                                                76,855,891
                                                                            --------------
            EDUCATION & CHILD CARE  0.3%
   8,339    Kindercare Learning
            Centers, Inc., Term
            Loan.................... Ba3       B+     02/13/06                   8,109,569
                                                                            --------------

            ELECTRONICS  2.3%
   8,398    Acterna, LLC, Term
            Loan.................... NR        B      09/30/07                   5,143,957
   6,953    Amphenol Corp., Term
            Loan.................... Ba2       BB+    05/19/04 to 05/19/06       6,893,980
   4,748    Audio Visual Services
            Corp., Term Loan........ NR        NR     03/04/04 to 03/04/06       4,554,207
   2,162    Computer Associates
            International, Inc.,
            Term Loan............... Baa2      BBB+   05/26/03                   2,086,656
   1,280    Computer Associates
            International, Inc.,
            Revolving Credit
            Agreement............... Baa2      BBB+   05/26/03                   1,203,010
   9,059    General Cable Corp.,
            Term Loan............... Ba3       NR     05/25/07                   8,207,706
   3,031    Kinetic Group, Inc.,
            Term Loan............... B1        NR     02/28/06                   2,847,246
   2,207    Knowles Electronics,
            Inc., Term Loan......... B3        CCC+   06/29/07                   2,093,741
   5,529    Rowe International,
            Inc., Term Loan (a)..... NR        NR     12/31/03                           0
   5,000    Seagate Technologies,
            Inc., Term Loan......... Ba1       BB+    05/13/07                   4,991,250
     997    Semiconductor Components
            Industries, LLC, Term
            Loan.................... B2        B      08/04/06 to 08/04/07         934,308
   9,594    Stratus Technologies,
            Inc., Term Loan......... NR        NR     02/26/05                   8,154,687

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*        VALUE
            ELECTRONICS (CONTINUED)
 $ 2,800    Veridian Corp., Term
            Loan.................... Ba3       BB-    06/10/08              $    2,818,668
  10,683    Viasystems, Inc., Term
            Loan.................... B3        CC     09/30/05 to 03/31/07       8,315,094
                                                                            --------------
                                                                                58,244,510
                                                                            --------------
            ENTERTAINMENT & LEISURE  5.6%
   2,039    American Skiing Co.,
            Term Loan............... NR        NR     05/31/06                   1,987,984
   7,587    Bally Total Fitness
            Holding Corp., Term
            Loan.................... Ba3       B+     11/10/04                   7,605,519
   2,655    Bell Sports, Inc., Term
            Loan.................... NR        NR     03/31/06 to 03/31/07       2,057,991
     863    Carmike Cinema, Term
            Loan.................... NR        NR     01/15/07                     860,899
   3,000    Festival Fun Parks, LLC,
            Term Loan............... NR        NR     06/30/07 to 12/31/07       2,990,624
  34,227    Fitness Holdings
            Worldwide, Inc., Term
            Loan.................... NR        B      11/02/06 to 11/02/07      32,344,284
   7,600    KSL Recreational Group,
            Inc., Term Loan......... Ba3       B+     04/30/05 to 04/30/06       7,582,979
   1,364    KSL Recreational Group,
            Inc., Revolving Credit
            Agreement............... Ba3       B+     04/30/04                   1,343,387
   4,988    Loews Cineplex
            Entertainment Corp.,
            Term Loan............... NR        NR     03/31/07                   4,981,265
  19,425    Metro-Goldwyn-Mayer,
            Inc., Term Loan......... NR        NR     06/30/08                  19,446,853
   1,971    Panavision, Inc., Term
            Loan.................... B3        CCC    03/31/05                   1,798,812
   9,800    Playcore Wisconsin,
            Inc., Term Loan......... NR        NR     07/01/07                   9,631,237
   1,950    Regal Cinemas, Inc.,
            Term Loan............... B1        BB-    12/31/07                   1,967,306
   6,500    Six Flags Theme Parks,
            Inc., Term Loan......... Ba2       BB-    06/30/09                   6,523,023
  25,595    Spalding Holdings Corp.,
            Term Loan (b)........... NR        NR     09/30/03 to 03/30/06      18,044,680

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*        VALUE
            ENTERTAINMENT & LEISURE (CONTINUED)
 $10,768    Spalding Holdings Corp.,
            Revolving Credit
            Agreement (b)........... NR        NR     09/30/03              $    7,591,305
   2,677    Sportcraft, Ltd., Term
            Loan.................... NR        NR     07/31/05                   2,449,401
   1,248    Sportcraft, Ltd.,
            Revolving Credit
            Agreement............... NR        NR     07/31/05                   1,142,276
   2,176    True Temper, Inc., Term
            Loan.................... B1        BB-    09/30/05                   2,165,256
   7,065    WFI Group, Inc., Term
            Loan.................... NR        NR     07/14/04                   7,084,680
   4,873    Worldwide Sports &
            Recreation, Inc., Term
            Loan.................... NR        NR     12/31/06                   4,677,061
                                                                            --------------
                                                                               144,276,822
                                                                            --------------
            FARMING & AGRICULTURE  0.1%
   3,981    The Scotts Co., Term
            Loan.................... Ba3       BB     12/31/07                   4,005,151
                                                                            --------------

            FINANCE  4.3%
  12,900    Alliance Data Systems,
            Inc., Term Loan......... NR        NR     07/25/05                  12,787,125
  26,500    Metris Cos., Inc., Term
            Loan.................... B1        NR     06/30/03                  25,729,857
  35,645    Outsourcing Solutions,
            Term Loan............... B2        NR     12/10/05 to 12/10/06      34,613,940
  27,526    Rent-A-Center, Inc.,
            Term Loan............... Ba2       BB-    01/31/06 to 12/31/07      27,495,047
   3,990    Rent-Way, Inc., Term
            Loan.................... NR        CCC+   09/30/06                   3,889,887
   4,912    Risk Management
            Assurance Co., Term
            Loan.................... NR        NR     12/21/06                   4,893,663
                                                                            --------------
                                                                               109,409,519
                                                                            --------------
            GROCERY  0.1%
   1,575    Fleming Cos., Inc., Term
            Loan.................... Ba2       BB+    06/19/08                   1,575,657
                                                                            --------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*        VALUE
            HEALTHCARE  4.1%
 $29,000    Community Health
            Systems, Inc., Term
            Loan.................... NR        NR     07/16/10              $   29,148,625
   7,944    Genesis Health Ventures,
            Inc., Term Loan......... Ba3       BB-    03/31/07                   7,978,613
   1,520    HCA-Healthone, LLC, Term
            Loan.................... NR        BBB-   12/21/06                   1,512,876
   8,421    InteliStaf Group, Inc.,
            Term Loan............... NR        NR     10/31/05 to 10/31/07       8,397,760
  29,080    Kindred Healthcare,
            Inc., Term Loan (a)..... NR        NR     04/13/08                  29,057,849
  12,131    Magellan Health
            Services, Inc., Term
            Loan.................... B2        B      02/12/05 to 02/12/06      11,943,191
   4,000    Medical Staffing Network
            Holdings, Inc., Term
            Loan.................... NR        NR     10/26/06                   3,982,500
   8,000    Team Health, Inc., Term
            Loan.................... Ba3       B+     10/31/08                   8,045,000
   6,309    Triad Hospitals, Inc.,
            Term Loan............... Ba3       B+     09/30/08                   6,368,391
                                                                            --------------
                                                                               106,434,805
                                                                            --------------
            HEALTHCARE & BEAUTY  0.7%
   5,660    Mary Kay, Inc., Term
            Loan.................... Ba3       BB-    10/03/07                   5,675,761
  12,000    Revlon Consumer Products
            Corp., Term Loan........ B3        B      05/30/05                  11,882,496
                                                                            --------------
                                                                                17,558,257
                                                                            --------------
            HOME & OFFICE FURNISHINGS, HOUSEWARES & DURABLE CONSUMER PRODUCTS  0.7%
   5,674    Brown Jordan
            International, Inc.,
            Term Loan............... Ba3       B      03/31/06                   5,517,778
   1,640    Formica Corp., Term
            Loan (c)................ NR        NR     04/30/06                   1,503,377
   4,513    Holmes Products Corp.,
            Term Loan............... B2        B      02/05/07                   4,151,654
   2,582    Imperial Home Decor
            Group, Inc., Term
            Loan (a)................ NR        NR     04/04/06                   2,414,303

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*        VALUE
            HOME & OFFICE FURNISHINGS, HOUSEWARES & DURABLE CONSUMER PRODUCTS (CONTINUED)
 $ 2,815    Sleepmaster, LLC, Term
            Loan (c)................ NR        NR     12/31/06              $    2,716,316
   1,970    Targus Group
            International, Inc.,
            Term Loan............... NR        NR     12/19/06                   1,802,481
                                                                            --------------
                                                                                18,105,909
                                                                            --------------
            HOTELS, MOTELS, INNS & GAMING  4.0%
  38,967    Aladdin Gaming, LLC,
            Term Loan (b) (c)....... NR        NR     02/25/05 to 02/26/08      32,633,733
   5,439    Argosy Gaming Co., Term
            Loan.................... Ba2       BB     07/31/08                   5,459,192
   6,948    Extended Stay America,
            Inc., Term Loan......... Ba3       BB-    01/15/08                   6,984,793
   1,750    Las Vegas Sands, Inc.,
            Term Loan............... NR        B+     06/04/08                   1,770,417
   3,469    Park Place Entertainment
            Corp., Revolving Credit
            Agreement............... NR        BBB-   12/31/03                   3,406,604
  12,511    Scientific Games Corp.,
            Term Loan............... Ba3       B+     09/30/07                  12,577,896
  47,372    Wyndham International,
            Inc., Term Loan......... NR        B-     06/30/04 to 06/30/06      39,964,566
                                                                            --------------
                                                                               102,797,201
                                                                            --------------
            INSURANCE  1.5%
   5,000    Alea Group Holdings,
            Term Loan............... NR        BBB-   03/31/04                   4,987,500
  16,450    BRW Acquisition, Inc.,
            Term Loan............... NR        NR     07/10/06 to 07/10/07      15,709,750
   2,333    Hilb, Rogal & Hamilton
            Co., Term Loan.......... Ba3       BB-    06/30/07                   2,339,167
  11,655    White Mountains
            Insurance Group, Ltd.,
            Term Loan............... NR        NR     03/16/06 to 03/31/07      11,690,043
   2,736    Willis Corroon, Inc.,
            Term Loan............... Ba2       BB     11/19/06 to 11/19/07       2,725,674
                                                                            --------------
                                                                                37,452,134
                                                                            --------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*        VALUE
            MACHINERY  2.4%
 $10,393    Alliance Laundry
            Holdings, LLC, Term
            Loan.................... B1        B      06/30/05              $   10,380,010
   8,740    Ashtead Group, PLC, Term
            Loan.................... NR        NR     06/01/07                   8,455,550
   8,214    Dresser, Inc., Term
            Loan.................... Ba3       BB-    04/10/09                   8,263,573
   8,500    Flowserve Corp., Term
            Loan.................... Ba3       BB-    06/30/09                   8,471,312
  10,566    Gleason Corp., Term
            Loan.................... NR        NR     02/18/06 to 02/18/08      10,525,644
   2,500    Terex Corp., Term Loan.. Ba3       BB-    06/29/09                   2,481,250
  12,813    United Rentals (North
            America), Inc., Term
            Loan.................... Ba3       BB+    08/31/07                  12,864,557
                                                                            --------------
                                                                                61,441,896
                                                                            --------------
            MEDICAL PRODUCTS & SERVICES  3.9%
   6,037    Alliance Imaging, Inc.,
            Term Loan............... B1        B+     06/10/08                   6,049,889
     866    American Home Patient,
            Term Loan (c)........... NR        NR     12/31/02                     662,200
   6,221    Conmed Corp., Term
            Loan.................... Ba3       BB-    12/30/04                   6,178,921
  21,015    Dade Behring, Inc., Term
            Loan.................... NR        NR     06/30/05 to 06/30/07      21,435,636
   1,250    Dade Behring, Inc.,
            Revolving Credit........ NR        NR     06/30/05                   1,275,000
  17,820    DaVita, Inc., Term
            Loan.................... Ba3       BB-    03/31/09                  17,886,906
  16,437    Kinetics Concepts, Inc.,
            Term Loan............... Ba3       B      12/31/04 to 12/31/05      16,424,264
   6,714    Medical Specialities
            Group, Inc., Term
            Loan (b) (g)............ NR        NR     06/30/01 to 06/30/04       2,920,432
   8,995    Mediq/PRN Life Support
            Services, Inc., Term
            Loan.................... NR        NR     06/13/05                   8,297,595
   4,831    National Medical Care,
            Inc., Term Loan......... Ba1       BB     09/30/03                   4,770,174
   4,924    National Nephrology
            Associates, Inc., Term
            Loan.................... B1        B+     12/31/05                   4,887,500

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*        VALUE
            MEDICAL PRODUCTS & SERVICES (CONTINUED)
 $ 2,244    Rotech Healthcare, Inc.,
            Term Loan............... Ba2       BB     03/31/08              $    2,246,245
   6,617    Unilab Corp., Term
            Loan.................... B1        BB-    11/23/06                   6,650,188
                                                                            --------------
                                                                                99,684,950
                                                                            --------------
            MINING, STEEL, IRON & NON-PRECIOUS METALS  2.3%
  14,641    Carmeuse Lime, Inc.,
            Term Loan............... NR        NR     03/31/06                   9,370,276
   7,426    CII Carbon, LLC, Term
            Loan.................... NR        NR     06/25/08                   5,940,617
   7,217    Fairmount Minerals,
            Ltd., Term Loan......... NR        NR     02/28/05                   7,157,529
  51,128    Ispat Inland, Term
            Loan.................... Caa2      B-     07/16/05 to 07/16/06      36,045,302
                                                                            --------------
                                                                                58,513,724
                                                                            --------------
            NATURAL RESOURCES  0.5%
  15,000    Ocean Rig ASA--
            (Norway), Term Loan..... B3        NR     06/01/08                  13,125,000
                                                                            --------------

            NON-DURABLE CONSUMER PRODUCTS  1.0%
   8,213    Accessory Network Group,
            Inc., Term Loan......... NR        NR     06/30/03                   3,490,514
  10,867    American Marketing
            Industries, Inc., Term
            Loan (b)................ NR        NR     04/01/04                   5,433,382
   5,873    Arena Brands, Inc., Term
            Loan.................... NR        NR     06/02/03                   5,558,185
     667    Arena Brands, Inc.,
            Revolving Credit
            Agreement............... NR        NR     06/02/03                     624,283
   5,645    Danka Business Systems
            PLC, Term Loan.......... NR        NR     03/31/04                   5,600,497
   1,429    Danka Business Systems
            PLC, Revolving Credit
            Agreement............... NR        NR     03/31/04                   1,401,190
   3,150    Playtex Products, Inc.,
            Term Loan............... Ba3       BB-    05/31/09                   3,157,875
                                                                            --------------
                                                                                25,265,926
                                                                            --------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*        VALUE
            PAPER & FOREST PRODUCTS  0.2%
 $ 2,448    Bear Island Paper Co.,
            LLC, Term Loan.......... B3        B-     12/31/05              $    2,411,754
   2,963    Port Townsend Paper
            Corp., Term Loan........ NR        NR     03/16/07                   2,895,844
                                                                            --------------
                                                                                 5,307,598
                                                                            --------------
            PERSONAL & MISCELLANEOUS SERVICES  1.4%
   7,880    Coinmach Laundry Corp.,
            Term Loan............... B1        BB-    07/25/09                   7,938,115
   4,677    DIMAC Holdings, Inc.,
            Term Loan (b) (c)....... NR        NR     09/30/02 to 12/31/05         514,446
   2,633    DIMAC Marketing
            Partners, Inc., Term
            Loan (b) (c)............ NR        NR     01/01/05                     289,631
     370    DIMAC Marketing
            Partners, Inc.,
            Revolving Credit
            Agreement (b) (c)....... NR        NR     07/01/03                      40,754
  10,946    Encompass Service Corp.,
            Term Loan............... B2        B      02/22/06 to 05/10/07       6,841,541
   1,355    Frontway Network
            Solutions, Term
            Loan (b) (c) (g)........ NR        NR     12/31/01                     880,720
   5,000    Katun Corp., Term Loan.. NR        B+     06/30/09                   4,984,375
   6,739    Sarcom, Inc., Term
            Loan (b) (c)............ NR        NR     12/31/02                   4,380,562
   1,869    TeleSpectrum Worldwide,
            Inc., Term Loan (a)..... NR        NR     05/31/05                   1,219,255
   6,961    The Relizon Co., Term
            Loan.................... NR        NR     09/30/06 to 12/31/07       6,878,817
   1,098    Vicar Operating, Inc.,
            Term Loan............... B1        B+     09/20/08                   1,103,692
                                                                            --------------
                                                                                35,071,908
                                                                            --------------
            PHARMACEUTICALS  1.0%
   1,840    aaiPharma, Inc., Term
            Loan.................... NR        BB-    03/28/07                   1,838,850
   1,663    Accredo Health, Inc.,
            Term Loan............... Ba2       BB     03/31/09                   1,670,812
   2,375    Alpharma Operating
            Corp., Term Loan........ B1        BB-    10/05/07 to 10/05/08       2,334,412

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*        VALUE
            PHARMACEUTICALS (CONTINUED)
 $ 5,486    Caremark Rx, Inc., Term
            Loan.................... Ba2       BB+    03/31/06              $    5,509,111
   6,975    MedPointe, Inc., Term
            Loan.................... B1        B+     09/30/07 to 09/30/08       6,993,584
   8,736    NCS Healthcare, Inc.,
            Revolving Credit
            Agreement (g)........... NR        NR     06/30/02                   8,342,963
                                                                            --------------
                                                                                26,689,732
                                                                            --------------
            PRINTING & PUBLISHING  5.2%
   6,100    21st Century Newspapers,
            Term Loan............... NR        NR     09/15/05                   5,827,655
   2,587    Adams Outdoor
            Advertising LP, Term
            Loan.................... B1        B+     02/08/08                   2,600,473
   8,589    Advanstar
            Communications, Inc.,
            Term Loan............... B2        B      10/11/07                   8,408,211
   7,408    American Media
            Operations, Inc., Term
            Loan.................... Ba3       B+     04/01/06 to 04/01/07       7,468,955
   8,330    American Reprographics
            Co., Term Loan.......... NR        NR     04/10/08                   8,288,101
   4,559    Check Printers, Inc.,
            Term Loan............... NR        NR     06/30/05                   4,524,399
   9,424    CommerceConnect Media,
            Inc., Term Loan......... NR        NR     12/31/07                   9,046,755
   2,441    Daily News, LP, Term
            Loan.................... NR        NR     03/19/08                   2,343,603
   2,940    Haights Cross
            Communications, LLC,
            Term Loan............... B2        B+     12/10/06                   2,793,355
  16,847    Journal Register Co.,
            Term Loan............... Ba1       BB+    09/29/06                  16,741,939
   4,342    Lamar Media Corp., Term
            Loan.................... Ba2       BB-    03/01/06 to 02/01/07       4,284,588
   2,940    Liberty Group Operating,
            Inc., Term Loan......... B1        B      03/31/07                   2,939,851
  15,000    Morris Communications
            Corp., Term Loan........ NR        NR     09/30/09                  15,044,535

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*        VALUE
            PRINTING & PUBLISHING (CONTINUED)
 $ 3,750    Network Communications,
            Inc., Term Loan......... NR        NR     06/27/08              $    3,759,375
   6,244    PRIMEDIA, Inc., Term
            Loan.................... NR        B      06/30/09                   4,959,146
  12,093    Readers Digest
            Association, Inc., Term
            Loan.................... Baa3      BB+    05/20/07 to 05/20/08      12,103,660
   6,239    Trader.com, Term Loan... NR        NR     12/31/06 to 12/31/07       6,238,842
  11,857    Vertis, Inc., Term
            Loan.................... B1        B+     12/07/05 to 12/07/08      11,586,434
   3,844    Ziff-Davis Media, Inc.,
            Term Loan............... B3        CCC-   03/31/07                   3,299,224
                                                                            --------------
                                                                               132,259,101
                                                                            --------------
            RESTAURANTS & FOOD SERVICE  0.5%
   1,500    AFC Enterprises, Inc.,
            Term Loan............... Ba2       BB     05/23/09                   1,507,500
   1,845    Carvel Corp., Term
            Loan.................... NR        NR     12/31/06                   1,826,550
   2,859    Papa Ginos, Inc., Term
            Loan.................... NR        NR     08/31/07                   2,837,647
   6,043    S.C. International
            Services, Inc., Term
            Loan.................... Ba1       NR     03/01/07                   5,725,464
                                                                            --------------
                                                                                11,897,161
                                                                            --------------
            RETAIL--OFFICE PRODUCTS  0.1%
   6,335    Identity Group, Inc.,
            Term Loan............... NR        NR     05/11/07                   3,642,625
                                                                            --------------

            RETAIL--OIL & GAS  0.8%
   4,970    Tesoro Petroleum Corp.,
            Term Loan............... Ba3       BB+    12/31/07                   4,892,419
  16,279    The Pantry, Inc., Term
            Loan.................... B1        B+     01/31/06 to 07/31/06      16,023,220
                                                                            --------------
                                                                                20,915,639
                                                                            --------------
            RETAIL--SPECIALTY  0.9%
   1,786    American Blind and
            Wallpaper Factory, Inc.,
            Term Loan............... NR        NR     12/31/05                   1,787,503
   3,242    DRL Acquisition, Inc.,
            Term Loan............... NR        NR     04/30/09                   3,231,744

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*        VALUE
            RETAIL--SPECIALTY (CONTINUED)
 $ 6,507    Home Interiors & Gifts,
            Inc., Term Loan......... B3        B      12/31/06              $    6,247,051
   1,897    Josten's, Inc., Term
            Loan.................... B1        BB-    05/31/06                   1,866,999
   9,155    Nebraska Book Co., Inc.,
            Term Loan............... B1        B+     03/31/06                   9,178,384
                                                                            --------------
                                                                                22,311,681
                                                                            --------------
            RETAIL--STORES  2.2%
   1,417    Duane Reade, Inc., Term
            Loan.................... Ba2       BB-    02/15/04 to 02/15/07       1,423,423
   7,244    Murray's Discount Auto
            Stores, Inc., Term
            Loan.................... NR        NR     06/30/03                   5,976,405
   3,087    Payless Cashways, Inc.,
            Term Loan (a) (b) (c)... NR        NR     11/30/02                   2,626,995
   9,514    Pebbles, Inc., Term
            Loan.................... NR        NR     04/30/04                   9,228,586
  37,495    Rite Aid Corp., Term
            Loan.................... B2        BB-    06/27/05                  36,994,934
                                                                            --------------
                                                                                56,250,343
                                                                            --------------
            TECHNOLOGY  0.2%
   4,500    The Titan Corp., Term
            Loan.................... Ba3       BB-    06/30/09                   4,506,750
                                                                            --------------

            TELECOMMUNICATIONS--LOCAL EXCHANGE CARRIERS  0.9%
  10,285    Alaska Communications
            Systems Holdings, Inc.,
            Term Loan............... B1        BB     11/14/07 to 05/14/08      10,101,646
   7,624    Broadwing, Inc., Term
            Loan.................... Ba3       BB     11/09/04 to 06/28/07       6,522,362
   1,952    McLeodUSA, Inc., Term
            Loan.................... Caa2      NR     05/30/08                     971,003
  19,277    Orius Holdings, LLC,
            Term Loan............... NR        NR     12/15/06                   3,132,434
  37,500    Teligent, Inc., Term
            Loan (b) (c)............ NR        NR     06/30/06                   1,000,013

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*        VALUE
            TELECOMMUNICATIONS--LOCAL EXCHANGE CARRIERS (CONTINUED)
 $ 7,500    WCI Capital Corp., Term
            Loan (b) (c)............ NR        NR     09/30/07              $      156,248
   2,314    WCI Capital Corp.,
            Revolving Credit
            Agreement (b) (c)....... NR        NR     12/31/02                     289,220
                                                                            --------------
                                                                                22,172,926
                                                                            --------------
            TELECOMMUNICATIONS--LONG DISTANCE  0.2%
   4,386    Global Crossing
            Holdings, Ltd., Term
            Loan (b) (c)............ NR        NR     06/30/06                     707,217
  32,353    Pacific Crossing, Ltd.,
            Term Loan (b) (c)....... NR        NR     07/28/06                   3,477,971
                                                                            --------------
                                                                                 4,185,188
                                                                            --------------
            TELECOMMUNICATIONS--PAGING  0.1%
   3,500    Arch Western Resources,
            LLC, Term Loan.......... Ba1       BB+    04/18/08                   3,520,783
                                                                            --------------

            TELECOMMUNICATIONS--WIRELESS  5.2%
   4,654    American Cellular Corp.,
            Term Loan............... B3        CCC-   03/31/08 to 03/31/09       3,144,154
  30,900    BCP SP Ltd., Term
            Loan (b) (g)............ NR        NR     03/31/02 to 03/31/05      12,360,112
   1,863    Centennial Puerto Rico
            Operations Corp., Term
            Loan.................... NR        NR     11/30/07                   1,245,247
   2,500    Chicago 20MHz, Term
            Loan.................... NR        NR     10/31/07                   2,443,075
   7,000    Cricket Communications,
            Inc., Term Loan......... NR        NR     06/30/07                   1,732,500
   7,944    Crown Castle
            International Corp.,
            Term Loan............... Ba3       BB-    03/15/08                   7,357,437
   7,538    Dobson Operating Co.,
            Term Loan............... Ba3       B+     03/31/08                   6,802,912
  27,833    Nextel Finance Co., Term
            Loan (j)................ Ba3       BB-    12/31/07 to 12/31/08      22,671,076
   6,718    Nextel Finance Co.
            (Argentina), Term
            Loan (b) (c)............ NR        NR     12/31/02                     533,477
  12,308    Nextel Partners, Inc.,
            Term Loan............... B1        B-     01/29/08 to 07/29/08      10,277,243

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*        VALUE
            TELECOMMUNICATIONS--WIRELESS (CONTINUED)
 $17,668    Rural Cellular Corp.,
            Term Loan............... Ba3       B+     10/03/08 to 04/03/09  $   14,156,766
   5,333    Spectrasite
            Communications, Inc.,
            Term Loan............... B3        CC     12/31/07                   4,578,181
  31,647    Sygnet Wireless, Inc.,
            Term Loan............... NR        NR     12/23/06 to 12/23/07      28,185,684
  16,418    Triton PCS, Inc., Term
            Loan.................... Ba3       BB-    05/04/07                  15,555,581
   4,333    Western Wireless Corp.,
            Term Loan............... B1        B      09/30/08                   2,805,833
                                                                            --------------
                                                                               133,849,278
                                                                            --------------
            TEXTILES & LEATHER  1.0%
   5,614    Galey & Lord, Inc., Term
            Loan (c)................ NR        NR     04/02/05 to 04/01/06       4,360,282
   2,376    Galey & Lord, Inc.,
            Revolving Credit
            Agreement (c)........... NR        NR     03/27/04                   1,845,666
  18,409    Norcross Safety
            Products, LLC, Term
            Loan.................... NR        NR     09/30/04                  18,362,593
                                                                            --------------
                                                                                24,568,541
                                                                            --------------
            TRANSPORTATION--CARGO  1.9%
   1,590    American Commercial
            Lines, LLC, Term Loan... B3        B      06/30/06 to 06/30/07       1,505,136
  16,222    Atlas Freighter Leasing,
            Inc., Term Loan......... NR        NR     04/25/05 to 04/25/06      14,721,562
  18,650    Evergreen International
            Aviation, Inc., Term
            Loan.................... NR        NR     05/07/03                  17,437,687
   4,881    Havco Wood Products,
            Inc., Term Loan (b)..... NR        NR     09/30/06                   2,684,415
     411    Kansas City Southern
            Railway Co., Term Loan.. Ba1       BB+    06/12/08                     412,648
   4,013    OmniTrax Railroads, LLC,
            Term Loan............... NR        NR     05/13/05                   4,002,665

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*        VALUE
            TRANSPORTATION--CARGO (CONTINUED)
 $ 5,000    RailAmerica, Inc., Term
            Loan.................... Ba3       BB     05/23/09              $    5,023,750
   1,920    Roadway Corp., Term
            Loan.................... Baa3      BBB    10/10/06                   1,912,800
                                                                            --------------
                                                                                47,700,663
                                                                            --------------
            TRANSPORTATION--PERSONAL  0.2%
   6,795    Motor Coach Industries,
            Inc., Term Loan......... B2        B      06/16/05                   6,123,585
                                                                            --------------

            TRANSPORTATION--RAIL MANUFACTURING  0.1%
   2,549    Helm, Inc., Term Loan... NR        NR     10/18/06                   2,313,143
   2,828    RailWorks Corp., Term
            Loan (b) (c)............ NR        NR     09/30/06                     919,208
                                                                            --------------
                                                                                 3,232,351
                                                                            --------------
            UTILITIES  0.8%
   3,000    Michigan Electric
            Transmission Co., Term
            Loan.................... Baa2      NR     05/01/07                   3,011,250
   2,735    Pike Electric, Inc.,
            Term Loan............... NR        NR     04/18/10                   2,758,659
   4,667    Southern California
            Edison Co., Term Loan... Ba2       NR     03/01/03 to 03/01/05       4,670,918
     978    TNP Enterprises, Inc.,
            Term Loan............... Ba2       BB+    03/30/06                     978,417
   9,000    Westar Energy, Inc.,
            Term Loan............... NR        NR     06/05/05                   8,915,625
     335    Westar Energy, Inc.,
            Revolving Credit
            Agreement............... NR        NR     06/05/05                     325,788
                                                                            --------------
                                                                                20,660,657
                                                                            --------------

TOTAL VARIABLE RATE** SENIOR LOAN INTERESTS  90.3%........................   2,310,189,705
                                                                            --------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

DESCRIPTION                                                       VALUE
NOTES  1.6%
Alderwoods Group, Inc. ($2,014,400 par, 11.00% to 12.25%
  coupon, maturing 01/02/07 to 01/02/09)....................  $    2,016,650
Genesis Health Ventures, Inc. ($10,209,730 par, 7.0375%
  coupon, maturing 04/02/07) (h)............................      10,209,730
Jazz Casino Co. ($5,397,209 par, 4.61% coupon, maturing
  03/30/08) (h).............................................       4,614,614
PCI Chemicals Canada, Inc. ($2,078,348 par, 10.00% coupon,
  maturing 12/31/08)........................................       1,465,235
Pioneer Companies, Inc. ($692,783 par, 5.5375% coupon,
  maturing 12/31/06) (h)....................................         466,763
Premcor Refining Group, Inc. ($4,000,000 par, 4.59125%
  coupon, maturing 08/23/03) (h)............................       3,990,000
Rowe International, Inc. ($185,317 par, 15.00% coupon,
  maturing 08/31/2000) (a)(g)...............................               0
Satelites Mexicanos ($20,110,000 par, 9.06% coupon, maturing
  06/03/04), 144A Private Placement (f) (h).................      17,621,388
                                                              --------------

TOTAL NOTES.................................................      40,384,380
                                                              --------------

EQUITIES  5.2%
AFC Enterprises, Inc. (402,834 common shares) (e)...........      10,936,943
Alderwoods Group, Inc. (137,138 common shares) (e)..........         965,451
Audio Visual Services Corp. (98,058 common
  shares) (d) (e)...........................................       1,161,007
Best Products Co., Inc. (297,480 common shares) (e).........              60
Breed Technologies, Inc. (1,345,452 common
  shares) (a) (d) (e).......................................               0
Classic Cable, Inc. (Warrants for 760 common
  shares) (c) (d) (e).......................................               0
Dan River, Inc. (192,060 common shares) (e).................         831,620
DecorateToday.com (198,600 common shares) (a) (d) (e).......       1,145,922
DIMAC Holdings, Inc. (6,526 preferred shares) (c) (d) (e)...               0
DIMAC Holdings, Inc. (Warrants for 6,526 common
  shares) (c) (d) (e).......................................               0
Fleer/Marvel Entertainment, Inc. (723,429 preferred
  shares) (d)...............................................       4,883,146
Fleer/Marvel Entertainment, Inc. (891,340 common
  shares) (e)...............................................       4,563,661
Flextek Components, Inc. (Warrants for 993 common
  shares) (c) (d) (e).......................................               0
Genesis Health Ventures, Inc. (1,476,810 common
  shares) (e)...............................................      23,791,409
Genesis Health Ventures, Inc. (16,685 preferred
  shares) (d) (e)...........................................       1,915,938
Imperial Home Decor Group, Inc. (929,571 common
  shares) (a) (d) (e).......................................               0
Imperial Home Decor Realty, Inc. (929,571 common
  shares) (a) (d) (e).......................................               0
Kindred Healthcare, Inc. (978,504 common shares) (a) (e)....      33,063,650
London Fog Industries, Inc. (515,922 common
  shares) (a) (d) (e).......................................       7,006,221
Mediq/PRN Life Support Services, Inc. (22,626 preferred
  shares) (d) (e)...........................................               0
Murray's Discount Auto Stores, Inc. (Warrants for 290 common
  shares) (d) (e)...........................................               0
Payless Cashways, Inc. (1,024,159 common
  shares) (a) (c) (e).......................................           1,024
Pioneer Cos., Inc. (134,400 common shares) (d) (e)..........         241,920

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

DESCRIPTION                                                       VALUE
EQUITIES (CONTINUED)
Rotech Healthcare, Inc. (906,852 common shares) (e).........  $   17,683,614
Rotech Medical Corp. (90,685 common shares) (d) (e).........               0
Rowe International, Inc. (91,173 common
  shares) (a) (d) (e).......................................               0
Rowe International, Inc. (Warrants for 236,677 common
  shares) (a) (d) (e).......................................               0
Safelite Glass Corp. (402,526 common shares) (d) (e)........       3,675,062
Safelite Realty (27,171 common shares) (d) (e)..............               0
Sarcom Enterprise Educational Services (90 common
  shares) (c) (d) (e).......................................               0
Sarcom, Inc. (422,641 common shares) (c) (d) (e)............               0
Stronghaven, Inc. (Warrants for 740,121 common
  shares) (d) (e)...........................................               0
TeleSpectrum Worldwide, Inc. (11,618,775 common
  shares) (a) (d) (e).......................................               0
TeleSpectrum Worldwide, Inc. (8,307 preferred
  shares) (a) (d) (e).......................................               0
Tembec, Inc. (140,409 common shares) (e)....................       1,148,546
Trans World Entertainment Corp. (3,789,962 common
  shares) (a)(e)............................................      21,413,285
United Fixtures Holdings, Inc. (196,020 common
  shares) (a) (d) (e).......................................               0
United Fixtures Holdings, Inc. (53,810 preferred
  shares) (a) (d) (e).......................................         517,114
West American Rubber Co., LLC (5.04% ownership
  interest) (d) (e).........................................               0
                                                              --------------

TOTAL EQUITIES  5.2%........................................     134,945,593
                                                              --------------

TOTAL LONG-TERM INVESTMENTS  97.1%
  (Cost $2,919,823,627).....................................   2,485,519,678
                                                              --------------

SHORT TERM INVESTMENTS  2.7%
REPURCHASE AGREEMENT  2.0%
State Street Bank & Trust Corp. ($51,000,000 par
  collateralized by U.S. Government Obligations, 1.76%
  coupon, dated 07/31/02 to be sold on 08/01/02 at
  $51,002,493) (j)..........................................      51,000,000
                                                              --------------

TIME DEPOSIT  0.7%
State Street Bank & Trust Corp. ($16,707,196 par, 1.25%
  coupon, dated 07/31/02, to be sold on 08/01/02 at
  $16,707,776) (j)..........................................      16,707,196
                                                              --------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $67,707,196)........................................      67,707,196
                                                              --------------

TOTAL INVESTMENTS  99.8%
  (Cost $2,987,530,823).....................................   2,553,226,874

OTHER ASSETS IN EXCESS OF LIABILITIES  0.2%.................       5,463,523
                                                              --------------

NET ASSETS  100.0%..........................................  $2,558,690,397
                                                              ==============

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

NR--Not rated

+ Bank Loans rated below Baa by Moody's Investor Service, Inc. or BBB by
  Standard & Poor's Group are considered to be below investment grade. (Bank loan ratings are unaudited.)

(1) Industry percentages are calculated as a percentage of net assets.

(a) Affiliated company. See Notes to Financial Statements.

(b) This Senior Loan interest is non-income producing.

(c) This borrower has filed for protection in federal bankruptcy court.

(d) Restricted security.

(e) Non-income producing security as this stock currently does not declare dividends.

(f) 144A Securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(g) This borrower is in the process of restructuring or amending the terms of this loan.

(h) Variable rate security. Interest rate shown is that in effect at July 31, 2002.

(i) Fixed rate security.

(j) A portion of this security is segregated in connection with unfunded loan commitments.

* Senior Loans in the Trust's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Trust's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Trust's portfolio may be substantially less than the stated maturities shown. Although the Trust is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Trust estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

** Senior Loans in which the Trust invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks or (iii) the certificate of deposit rate. Senior Loans are generally considered to be restricted in that the Trust ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
July 31, 2002

ASSETS:
Total Investments (Cost $2,987,530,823).....................  $2,553,226,874
Receivables:
  Investments Sold..........................................      41,009,274
  Interest and Fees.........................................      10,896,148
  Fund Shares Sold..........................................         136,514
Other.......................................................         121,348
                                                              --------------
    Total Assets............................................   2,605,390,158
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      38,896,560
  Investment Advisory Fee...................................       2,181,717
  Income Distributions......................................       1,876,986
  Distributor and Affiliates................................         676,671
  Administrative Fee........................................         574,136
  Fund Shares Repurchased...................................          43,962
  Custodian Bank............................................           3,806
Accrued Expenses............................................       1,777,237
Trustees' Deferred Compensation and Retirement Plans........         668,686
                                                              --------------
    Total Liabilities.......................................      46,699,761
                                                              --------------
NET ASSETS..................................................  $2,558,690,397
                                                              ==============
NET ASSET VALUE PER COMMON SHARE ($2,558,690,397 divided by
  316,136,296 shares outstanding)...........................  $         8.09
                                                              ==============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 316,136,296 shares issued and
  outstanding)..............................................  $    3,161,363
Paid in Surplus.............................................   3,699,431,796
Accumulated Undistributed Net Investment Income.............       3,552,247
Net Unrealized Depreciation.................................    (434,303,949)
Accumulated Net Realized Loss...............................    (713,151,060)
                                                              --------------
NET ASSETS..................................................  $2,558,690,397
                                                              ==============

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended July 31, 2002

INVESTMENT INCOME:
Interest....................................................  $ 201,214,426
Dividends...................................................        503,769
Other.......................................................      7,329,501
                                                              -------------
    Total Income............................................    209,047,696
                                                              -------------
EXPENSES:
Investment Advisory Fee.....................................     31,669,898
Administrative Fee..........................................      8,334,410
Shareholder Services........................................      3,328,808
Custody.....................................................        737,296
Legal.......................................................        375,100
Trustees' Fees and Related Expenses.........................        146,658
Other.......................................................      2,976,610
                                                              -------------
    Total Expenses..........................................     47,568,780
    Less Credits Earned on Cash Balances....................        199,325
                                                              -------------
    Net Expenses............................................     47,369,455
                                                              -------------
NET INVESTMENT INCOME.......................................  $ 161,678,241
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(178,082,248)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (399,371,652)
  End of the Period.........................................   (434,303,949)
                                                              -------------
Net Unrealized Depreciation During the Period...............    (34,932,297)
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $(213,014,545)
                                                              =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $ (51,336,304)
                                                              =============

See Notes to Financial Statements

Statements of Changes in Net Assets

                                                        YEAR ENDED        YEAR ENDED
                                                       JULY 31, 2002     JULY 31, 2001
                                                      ---------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................  $   161,678,241   $   387,374,676
Net Realized Loss...................................     (178,082,248)     (442,678,090)
Net Unrealized Depreciation During the Period.......      (34,932,297)      (76,004,880)
                                                      ---------------   ---------------
Change in Net Assets from Operations................      (51,336,304)     (131,308,294)

Distributions from Net Investment Income............     (151,858,532)     (410,850,314)
                                                      ---------------   ---------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................     (203,194,836)     (542,158,608)
                                                      ---------------   ---------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...........................       28,378,816       114,299,449
Net Asset Value of Shares Issued Through Dividend
  Reinvestment......................................       73,318,476       205,505,843
Cost of Shares Repurchased..........................   (1,329,486,630)   (2,245,937,408)
                                                      ---------------   ---------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..   (1,227,789,338)   (1,926,132,116)
                                                      ---------------   ---------------
TOTAL DECREASE IN NET ASSETS........................   (1,430,984,174)   (2,468,290,724)
NET ASSETS:
Beginning of the Period.............................    3,989,674,571     6,457,965,295
                                                      ---------------   ---------------
End of the Period (Including accumulated
  undistributed net investment income of $3,552,247
  and ($6,916,019), respectively)...................  $ 2,558,690,397   $ 3,989,674,571
                                                      ===============   ===============

                                               See Notes to Financial Statements

Statement of Cash Flows
For the Year Ended July 31, 2002

CHANGE IN NET ASSETS FROM OPERATIONS........................  $   (51,336,304)
                                                              ---------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Used for Operating Activities:
  Decrease in Investments at Value..........................    1,392,042,599
  Decrease in Interest and Fees Receivables.................       11,376,786
  Increase in Receivable for Investments Sold...............       (1,332,471)
  Decrease in Dividends Receivable..........................          104,314
  Increase in Other Assets..................................          (23,215)
  Decrease in Investment Advisory Fee Payable...............       (1,204,026)
  Decrease in Administrative Fee Payable....................         (319,226)
  Decrease in Distributor and Affiliates Payable............         (515,147)
  Increase in Payable for Investments Purchased.............       29,467,247
  Decrease in Accrued Expenses..............................          (45,440)
  Increase in Trustees' Deferred Compensation and Retirement
    Plans...................................................           52,075
                                                              ---------------
    Total Adjustments.......................................    1,429,603,496
                                                              ---------------
NET CASH PROVIDED BY OPERATING ACTIVITIES...................    1,378,267,192
                                                              ===============
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Shares Sold...................................       28,607,069
Change in Intra-day Credit Line with Custodian Bank.........            3,806
Payments on Shares Repurchased..............................   (1,329,717,710)
Cash Dividends Paid.........................................      (80,648,155)
                                                              ---------------
    Net Cash Used for Financing Activities..................   (1,381,754,990)
                                                              ---------------
NET DECREASE IN CASH........................................       (3,487,798)
Cash at Beginning of the Period.............................        3,487,798
                                                              ---------------
Cash at the End of the Period...............................  $           -0-
                                                              ===============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                    YEAR ENDED JULY 31,
                                    ----------------------------------------------------
                                    2002 (c)   2001 (c)     2000       1999       1998
                                    ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..........................  $   8.61   $   9.50   $   9.85   $   9.98   $   9.96
                                    --------   --------   --------   --------   --------
  Net Investment Income...........       .41        .66        .68        .64        .68
  Net Realized and Unrealized
    Gain/Loss.....................      (.55)      (.86)      (.36)      (.13)       .01
                                    --------   --------   --------   --------   --------
Total from Investment
  Operations......................      (.14)      (.20)       .32        .51        .69
Less Distributions from Net
  Investment Income...............       .38        .69        .67        .64        .67
                                    --------   --------   --------   --------   --------
NET ASSET VALUE, END OF THE
  PERIOD..........................  $   8.09   $   8.61   $   9.50   $   9.85   $   9.98
                                    ========   ========   ========   ========   ========

Total Return (a)..................    -1.61%     -2.11%      3.15%      5.23%      7.22%
Net Assets at End of the Period
  (In millions)...................  $2,558.7   $3,989.7   $6,458.0   $8,136.4   $7,312.9
Ratio of Expenses to Average Net
  Assets..........................     1.43%      1.43%      1.34%      1.35%      1.41%
Ratio of Net Investment Income to
  Average Net Assets..............     4.85%      7.34%      6.97%      6.48%      6.81%
Portfolio Turnover (b)............       36%        42%        36%        44%        73%

(a) Total return assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period and tender of all shares at the end of the period indicated, excluding payment of 3% imposed on most shares accepted by the Trust for repurchase within the first year and declining to 0% after the fifth year. If the early withdrawal charge was included, total return would be lower.

(b) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(c) Based on average shares outstanding.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

July 31, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Prime Rate Income Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust invests primarily in adjustable rate Senior Loans. Senior Loans are business loans that have a senior right to payment and are made to borrowers that may be corporations, partnerships, or other entities. These borrowers operate in a variety of industries and geographic regions. The Trust commenced investment operations on October 4, 1989.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION The Trust's Senior Loans are valued by the Trust following valuation guidelines established and periodically reviewed by the Trust's Board of Trustees. Under the valuation guidelines, Senior Loans for which reliable market quotes are readily available are valued at the mean of such bid and ask quotes. Where reliable market quotes are not readily available, Senior Loans are valued, where possible, using independent market indicators provided by independent pricing sources approved by the Board of Trustees. Other Senior Loans are valued by independent pricing sources approved by the Board of Trustees based upon pricing models developed, maintained and operated by those pricing sources or valued by Van Kampen Investment Advisory Corp. (the "Adviser") by considering a number of factors including consideration of market indicators, transactions in instruments which the Adviser believes may be comparable (including comparable credit quality, interest rate redetermination period and maturity), the credit worthiness of the borrower, the current interest rate, the period until the next interest rate redetermination and the maturity of such Senior Loans. Consideration of comparable instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the Senior Loans in the Trust's portfolio. The fair value of Senior Loans are reviewed and approved by the Trust's Valuation Committee and Board of Trustees.

    Equity securities are valued on the basis of prices furnished by pricing services or at fair value as determined in good faith by the Adviser under the direction of the Board of Trustees.

NOTES TO
FINANCIAL STATEMENTS

July 31, 2002

    Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term loan participations are valued at cost in the absence of any indication of impairment.

    The Trust may invest in repurchase agreements, which are short-term investments in which the Trust acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Trust will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Trust.

B. SECURITY TRANSACTIONS Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Facility fees on senior loans purchased are treated as market discounts. Market premiums are amortized and discounts are accreted over the stated life of each applicable senior loan, note or other fixed-income security.

    Other income is comprised primarily of amendment fees. Amendment fees are earned as compensation for agreeing to changes in loan agreements.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At July 31, 2002, the Trust had an accumulated capital loss carryforward for tax purposes of $481,334,290, which will expire between July 31, 2004 and July 31, 2010.

    At July 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $3,077,516,686
                                                              ==============
Gross tax unrealized appreciation...........................      23,598,484
Gross tax unrealized depreciation...........................    (547,888,295)
                                                              --------------
Net tax unrealized depreciation on investments..............  $ (524,289,811)
                                                              ==============

NOTES TO
FINANCIAL STATEMENTS

July 31, 2002

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during 2002 and 2001 was as follows:

                                                              2002            2001
Distributions paid from:
  Ordinary income.......................................  $151,858,532    $410,850,314
  Long-term capital gain................................           -0-             -0-
                                                          ------------    ------------
                                                          $151,858,532    $410,850,314

    Due to inherent differences in the recognition of income, expenses, and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between financial and tax basis reporting for the 2002 fiscal year have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent differences relating to expenses which are not deductible for tax purposes totaling $63,540 were reclassified from accumulated undistributed net investment income to capital. Also, permanent differences relating to miscellaneous adjustments totaling $585,017 were reclassified from accumulated net realized loss to accumulated undistributed net investment income.

    As of July 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $1,700,887

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses related to wash sale transactions, post October losses which may not be recognized for tax purposes until the first day of the following fiscal year, and losses that were recognized for book purposes but not for tax purposes at the end of the fiscal year.

F. CREDITS EARNED ON CASH BALANCES During the year ended July 31, 2002, the Trust's custody fee was reduced by $199,325 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

July 31, 2002

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $4.0 billion..........................................       .950%
Next $3.5 billion...........................................       .900%
Next $2.5 billion...........................................       .875%
Over $10 billion............................................       .850%

    In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc., the Trust's Administrator, at an annual rate of .25% of the average daily net assets of the Trust. The administrative services to be provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Senior Loans in the Trust's portfolio and providing certain services to the holders of the Trust's securities.

    For the year ended July 31, 2002, the Trust recognized expenses of approximately $504,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under a Legal Services agreement, the Adviser provides legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the year ended July 31, 2002, the Trust recognized expenses of approximately $63,400 representing Van Kampen Investments Inc.'s or its affiliates (collectively "Van Kampen") cost of providing legal services to the Trust, which are reported as "Legal" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent of the Trust. For the year ended July 31, 2002, the Trust recognized expenses of approximately $2,633,200 representing shareholder servicing fees paid to VKIS. Shareholder servicing fees are determined through negotiations with the Trust's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation

NOTES TO
FINANCIAL STATEMENTS

July 31, 2002

plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

    During the period, the Trust owned shares of the following affiliated companies. Affiliated companies are defined by the Investment Company Act of 1940, as amended, as those companies in which a trust holds 5% or more of the outstanding voting securities.

                                                                  INTEREST/
                                         PAR/        REALIZED     DIVIDEND       VALUE
NAME                                    SHARES*     GAIN/(LOSS)    INCOME       7/31/02        COST
Breed Technologies, Inc.--Common
 Shares..............................   1,345,452   $        0    $       0   $         0   $ 7,628,713
Breed Technologies, Inc.-- Term
 Loan................................ $ 7,233,449            0    1,259,989     6,835,609     7,233,449
Decorate Today.com--Common Shares....     198,600            0            0     1,145,922     3,505,909
Imperial Home Decor Group, Inc.--
 Common Shares.......................     929,571            0            0             0       948,162
Imperial Home Decor Realty, Inc.--
 Common Shares.......................     929,571            0            0             0             0
Imperial Home Decor Group, Inc.--
 Term Loan........................... $ 2,582,142            0      192,506     2,414,303     2,582,142
Kindred Healthcare, Inc.--Common
 Shares..............................     978,504    1,266,176            0    33,063,650    28,370,868
Kindred Healthcare Inc.--Term Loan... $29,079,659    1,388,349    1,348,896    29,057,849    23,082,938
London Fog Industries, Inc.--Common
 Shares..............................     515,922            0            0     7,006,221    33,576,536
Payless Cashways, Inc.--Common
 Shares..............................   1,024,159            0            0         1,024     3,450,332
Payless Cashways, Inc.--Term Loan.... $ 3,087,175      (83,370)     810,090     2,626,995     3,104,395
Rowe International, Inc.--Common
 Shares..............................      91,173            0            0             0     3,013,602
Rowe International Inc.--Term Loan... $ 5,528,549            0      581,375             0     5,790,009
Rowe International, Inc.--
 Subordinated Loan................... $   185,317            0       27,798             0       185,317
TeleSpectrum Worldwide, Inc.--Common
 & Preferred Shares..................  11,627,082            0            0             0             0
TeleSpectrum Worldwide, Inc.--Term
 Loan................................ $ 1,869,163            0       42,058     1,219,255     1,108,323
Trans World Entertainment Corp.--
 Common Shares.......................   3,789,962            0            0    21,413,285    69,448,017
United Fixtures Holdings, Inc.--
 Common & Preferred Shares...........     249,830            0            0       517,114       535,486
United Fixtures Holdings, Inc.--Term
 Loan................................ $ 3,395,671            0      195,299     3,395,671     3,395,671

*  Shares were acquired through the restructuring of senior loan interests.

NOTES TO
FINANCIAL STATEMENTS

July 31, 2002

3. CAPITAL TRANSACTIONS

At July 31, 2002 and July 31, 2001, paid in surplus aggregated $3,699,431,796 and $4,925,811,365, respectively. Transactions in common shares were as follows:

                                                           YEAR ENDED       YEAR ENDED
                                                          JULY 31, 2002    JULY 31, 2001
Beginning Shares........................................   463,467,203      679,708,950
                                                          ------------     ------------
Shares Sold.............................................     3,382,131       12,628,225
Shares Issued Through Dividend Reinvestment.............     8,743,854       22,846,179
Shares Repurchased......................................  (159,456,892)    (251,716,151)
                                                          ------------     ------------
Net Change in Shares Outstanding........................  (147,330,907)    (216,241,747)
                                                          ------------     ------------
Ending Shares...........................................   316,136,296      463,467,203
                                                          ============     ============

4. INVESTMENT TRANSACTIONS

During the period, the costs of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $1,103,700,011 and $2,216,033,589, respectively.

5. TENDER OF SHARES

The Board of Trustees currently intends, each quarter, to consider authorizing the Trust to make tender offers for all or a portion of its then outstanding common shares at the net asset value of the shares on the expiration date of the tender offer. For the year ended July 31, 2002, 159,456,892 shares were tendered and repurchased by the Trust.

6. EARLY WITHDRAWAL CHARGE

An early withdrawal charge to recover offering expenses will be imposed in connection with most common shares held for less than five years which are accepted by the Trust for repurchase pursuant to tender offers. The early withdrawal charge will be payable to Van Kampen. Any early withdrawal charge

NOTES TO
FINANCIAL STATEMENTS

July 31, 2002

which is required to be imposed will be made in accordance with the following schedule.

                                                                WITHDRAWAL
                     YEAR OF REDEMPTION                           CHARGE
First.......................................................      3.0%
Second......................................................      2.5%
Third.......................................................      2.0%
Fourth......................................................      1.5%
Fifth.......................................................      1.0%
Sixth and following.........................................      0.0%

    For the year ended July 31, 2002, Van Kampen received early withdrawal charges of approximately $7,154,300 in connection with tendered shares of the Trust.

7. COMMITMENTS/BORROWINGS

Pursuant to the terms of certain of the Senior Loan agreements, the Trust had unfunded loan commitments of approximately $82,365,800 as of July 31, 2002. The Trust intends to reserve against such contingent obligations by segregating cash, liquid securities and liquid Senior Loans as a reserve.

    The Trust, along with the Van Kampen Senior Floating Rate Fund, has entered into a revolving credit agreement with a syndicate led by Bank of America for an aggregate of $500,000,000, which will terminate on November 8, 2002. The proceeds of any borrowing by the Trust under the revolving credit agreement shall be used for temporary liquidity purposes and funding of shareholder tender offers. Annual commitment fees of .11% are charged on the unused portion of the credit line. For the year ended July 31, 2002, the Trust recognized commitment fee expenses of approximately $598,500. Borrowings under this facility will bear interest at either the LIBOR rate or the Federal Funds rate plus .50%. There have been no borrowings under this agreement to date.

8. SENIOR LOAN PARTICIPATION COMMITMENTS

The Trust invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Trust and the borrower.

NOTES TO
FINANCIAL STATEMENTS

July 31, 2002

    At July 31, 2002, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Trust on a participation basis.

                                                              PRINCIPAL
                                                               AMOUNT       VALUE
SELLING PARTICIPANT                                             (000)       (000)
Goldman Sachs...............................................   $11,661     $ 8,221
JPMorgan Chase Bank.........................................     8,339       8,110
Deutsche Bank Trust Company.................................     2,675       2,632
                                                               -------     -------
Total.......................................................   $22,675     $18,963
                                                               =======     =======

9. LITIGATION

On September 28, 2001 and October 11, 2001, separate complaints were filed in the United States District Court for the Northern District of Illinois each by a shareholder of the Trust against the Trust, the Adviser, Van Kampen Funds Inc. and certain directors and officers of the Trust. The respective complaints, framed as class actions, allege misstatements and omissions in the Trust's registration statements in violation of the federal securities laws. The separate complaints were consolidated on or about December 15, 2001, and the class was certified on or about August 26, 2002. The consolidated action is entitled Abrams et al. v. Van Kampen Funds, Inc., et al., No. 01 C 7538 (N.D. Ill., Hart J.).